                                                          Exhibit 4.1.1

                        FIRST AMENDMENT TO INDENTURE
                        ----------------------------

     THIS AMENDMENT (the "Amendment"), dated as of July 15, 1994, is entered into by and among FM 1993A Corp. (the "Issuer"), State Street Bank and Trust Company, as Trustee (the "Trustee"), CRC-I Limited Partnership, a
Massachusetts limited partnership and CRC-II Limited Partnership, a Massachusetts limited partnership (the "Borrowers").

     WHEREAS, the Issuer, as principal and agent for the Borrowers, and the Trustee entered into that certain Indenture dated as of December 15, 1993 (the "Indenture");

     WHEREAS, the Issuer, the Trustee and the Borrowers have agreed to amend the Indenture to comply with the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder, to provide for the issuance of notes pursuant to a Registered Exchange Offer, and to cure certain ambiguities or defects in the Indenture;

     NOW, THEREFORE, pursuant to Article 8 of the Indenture and in consideration of the agreements of the Issuer, the Trustee and the Borrowers contained or recited in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Except as amended, the Indenture shall remain in full force and effect according to its terms. All terms and definitions in this Amendment shall have the meanings ascribed to such terms and definitions by the Indenture unless expressly specified otherwise in this Amendment.

2. That Section 1.1 be amended by inserting the following defined terms therein in the appropriate alphabetical order:

          "Commission":  The Securities and Exchange Commission.

          "New Notes": The Issuer's Series B 9.75% Senior Secured Notes due November 1, 2003.

          "Old Notes": The Issuer's privately placed 9.75% Senior Secured Notes due November 1, 2003.

          "Opinion of Counsel": A written opinion of counsel in form and substance reasonably satisfactory to the recipient of such opinion, which opinion may be subject to any necessary or customary qualifications, exceptions, or limitations. The counsel may be an employee of or counsel to the Issuer, the Borrowers or the Trustee.

          "TIA": The Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of execution of this Indenture.

3.   That the definition of "Aggregate Outstanding Amount" contained in
     Section 1.1 be deleted and the following definition of "Aggregate Outstanding Amount" be substituted therefor:

          "Aggregate Outstanding Amount": The aggregate principal amount of all Outstanding Notes.

4. That the definition of "Closing Date" contained in Section 1.1 be deleted and that the following definition of "Closing Date" be substituted therefor:

          "Closing Date":  The date of the initial issuance of the Old
          Notes.

5.   That the definition of "Interest Accrual Period" contained in
     Section 1.1 be deleted and the following definition of "Interest Accrual Period" be substituted therefor:

          "Interest Accrual Period": (a) As to any Old Note, with respect to (i) the initial Interest Accrual Period, the period from the Closing Date through and including June 30, 1994,
          (ii) thereafter, commencing July 1, 1994 and until June 30, 2003, the six (6) month period commencing on the first day of each January or July to and including the last day of June or December, respectively, and (iii) a final Interest Accrual Period from July 1, 2003 through, but not including
          November 1, 2003.  (b) As to any New Note, with respect to
          (i) the period commencing July 1, 1994 and until June 30, 2003, the six (6) month period commencing on the first day of each January or July to and including the last day of June or December, respectively, and (ii) a final Interest Accrual Period from July 1, 2003 through, but not including
          November 1, 2003.

6.   That the definition of "Private Placement Memorandum" contained in
     Section 1.1 be deleted and the following definition of "Private Placement Memorandum" be substituted therefor:

          "Private Placement Memorandum": With respect to the Old Notes, the final Private Placement

          Memorandum dated as of December 15, 1993 relating to the offer and sale of the Old Notes by the Issuer.

7. That the definition of "Notes" contained in Section 1.1 be deleted and that the following definition of "Notes" be substituted therefor:

          "Notes": The Old Notes and the New Notes, collectively, except that all references to Notes issued on the Closing Date shall refer to Old Notes.

8.   That the definition of "Officer's Certificate" contained in
     Section 1.1 be deleted and the following definition of "Officer's Certificate" be substituted therefor:

          "Officer's Certificate": A certificate signed on behalf of any Person by the principal executive officer, principal financial officer or principal accounting officer of such Person.

9.   That the definition of "Registration Rights Agreement" contained in
     Section 1.1 be deleted and the following definition of "Registration Rights Agreement" be substituted therefor:

          "Registration Rights Agreement": The Registration Rights Agreement, dated as of December 15, 1993, among the Issuer, the Lessee, CRC-I, CRC-II and the Purchasers of Old Notes who are signatories to such agreement.

10. That the definition of "Restricted Notes" contained in Section 1.1 be deleted and the following definition of "Restricted Notes" be substituted therefor:

          "Restricted Notes": The term "Restricted Notes" means any Old Note that bears or is required to bear the legend set forth in
          Section 2.6(d) of the Indenture.

11. That the first sentence of Section 2.2 be deleted and the following sentence be substituted therefor:

          The Notes shall be issuable in fully registered form without coupons, in substantially the forms attached hereto as Exhibits A-1, A-2, A-3 and A-4, as applicable, and the form of the Trustee's certificate of authentication shall be in the form provided in such Exhibits.

12. That Section 2.3 be deleted and the following Section 2.3 be substituted therefor:

          Section 2.3.  Authorized Amount; Stated Maturity; Note
          Interest Rate.

               The Old Notes shall be designated generally as the 9.75% Senior Secured Notes Due November 1, 2003. The New Notes shall be designated generally as the Series B 9.75% Senior Secured Notes due November 1, 2003. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $70,000,000 except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.6 or 2.7.

               The Notes shall have a Stated Maturity of November 1, 2003. The Note Interest Rate shall be 9.75%, from and including the Closing Date with respect to the Old Notes, and from and including July 1, 1994 with respect to the New Notes, to but excluding November 1, 2003.

13. That the first sentence of Section 2.4 be deleted and the following sentence be substituted therefor:

               The Notes shall be issuable only in minimum denominations of $50,000 and integral multiples of $50,000.

14. That the first sentence of the third paragraph of Section 2.6 be amended by inserting the word "like" between the words "other" and "Notes" in the first line thereof.

15.  That the second line of the first paragraph of subsection (d) of
     Section 2.6 be amended by inserting the word "Old" between the words "any" and "Note" and between the words "such" and "Note."

16.  That the second line of the last paragraph of subsection (d) of
     Section 2.6 be amended by inserting the word "Old" between the words "any" and "Note" where such words appear.

17. That subsection (ii) of Section 2.7 be amended by deleting the second, third and fourth lines thereof.

18. That subsection (a)(i) of Section 2.8 be amended by deleting "and A-2" in the last line thereof and substituting the following therefor:

          , A-2, A-3 and A-4, as applicable.

19. That Section 5.6 be amended by deleting the first paragraph thereof and substituting the following paragraph therefor:

               The Trustee shall be authorized:

20. That Section 5.16 be amended by inserting the following sentence after the last sentence thereof:

          The foregoing is in lieu of the provisions of TIA Section 315(e), which are hereby expressly excluded from this Indenture, as permitted by the TIA.

21. That Section 6.1 subsection (a)(i) be amended by deleting the first word of such subsection and by substituting the following language therefor:

               Except during the continuance of an Event of Default, the

22. That Section 6.1 subsection (a)(ii) be amended by inserting the following language before the first word of such subsection:

               Except during the continuance of an Event of Default, and

23. That Section 6.2 be amended by adding the following sentence after the last sentence thereof:

          The proviso to TIA Section 315(b) is hereby expressly excluded from this Indenture, as permitted by the TIA.

24. That Section 6.8 be deleted and the following Section 6.8 be substituted therefor:

          Section 6.8.  Eligibility, Disqualification.

               This Indenture shall always have a Trustee who satisfies the requirements of TIA 310(a)(1). No obligor upon the Notes or person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon such Notes. The Trustee shall always have, or shall be a subsidiary of a bank or bank holding company which has, a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. The Trustee is subject to TIA 310(b) regarding the disqualification of a trustee upon acquiring a conflicting interest. If, at any time, the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

25.  That Article 6 be amended by adding the following Section:

          Section 6.14.  Reports by the Trustee to Noteholders.

               Within 60 days after May 15, 1995 and each year thereafter until Maturity, the Trustee shall mail to the Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

               A copy of each report at the time of its mailing to the Noteholders shall be filed, at the expense of the Issuer, by the Trustee with the Commission and each stock exchange, if any, on which the Notes are listed.

26.  That Article 6 be amended by adding the following Section:

          Section 6.15.  Preferential Collection of Claims Against
          Issuer.

               The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship set forth in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

27. That Section 7.6 be amended by inserting the following paragraph after the last sentence thereof:

               In addition, the Issuer shall furnish to the Trustee the Opinions of Counsel required pursuant to TIA Section 314(b).

28. That Section 7.9 be amended by inserting the following paragraph after the last sentence thereof:

               In addition, the Issuer shall furnish to the Trustee, not less often than annually, an Officer's Certificate as to such officer's knowledge of the Issuer's compliance with all conditions and covenants under the Indenture,


          such compliance to be determined without regard to any period of grace or requirement of notice provided for under the Indenture.

29. That Section 7.23 be deleted, and the following Section 7.23 be substituted therefor:

          Section 7.23.  SEC Reports and Provision of Rule 144A
          Information.

               (a) The Issuer shall deliver to the Trustee, to be provided to the Noteholders, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, provided that the Issuer shall not be required to deliver to the Trustee more than one set of any exhibits to any of the foregoing and the Trustee shall not be required to deliver copies of any such exhibits to the Noteholders.

               (b) To the extent that the Issuer is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Issuer shall file with the Commission and provide to the Trustee, to be provided to the Noteholders, such annual and quarterly reports and such information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) as are specified in Sections 13 and 15(d) of the Exchange Act, provided that the Issuer shall not be required to deliver to the Trustee more than one set of any exhibits to any of the foregoing and the Trustee shall not be required to deliver copies of any such exhibits to the Noteholders. The Issuer shall also make such reports available to prospective purchasers of the Old Notes upon the request of any Noteholder or beneficial holder of Old Notes which continue to be Restricted Notes.

               In addition, during the period beginning on the original issuance date of the Old Notes and ending on the date that is three years from such date, the Issuer covenants and agrees that it shall, during any period in which the Lessee or the Issuer is not subject to Section 13 or 15(d) under the Exchange Act, make available to the Noteholders or beneficial holders of Old Notes


          which continue to be Restricted Notes in connection with the sale thereof, and make available to prospective purchasers of Old Notes from such Noteholder or beneficial holder, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act upon the request of such Noteholder or beneficial holder of Old Notes.

               (c) The Issuer also shall comply with the other provisions of TIA Section 314(a).

30. That Section 7.24 be deleted and the following Section 7.24 be substituted therefor:

          Section 7.24.  Maintenance of Office.

               The Issuer shall maintain its chief executive office and principal place of business at 9330 Balboa Avenue, San Diego, California, or at such other place in the United States of America as the Issuer shall designate upon 60 days prior notice to the Trustee and the Noteholders as provided in
          Section 12.5 hereof.

31.  That Article 7 be amended by adding the following Section:

          Section 7.27.  Certificates of Fair Value.

               The Issuer shall furnish to the Trustee certificates or opinions of fair value with regard to released Property pursuant to TIA Section 314(d)(1) and (3), which certificates or opinions shall be made by an independent engineer, appraiser or other expert to the extent required by TIA Section 314(d).

32.  That Article 7 be amended by adding the following Section:

          Section 7.28.  Statements Required in Certificate Opinion.

               Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

               (a) a statement that the person making such certificate or opinion has read such covenant or condition;



               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

               Any Officer's Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows that the opinion with respect to the matters upon which his certificate may be based as aforesaid is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificates, statements or opinions of, or representations by, an officer or officers of the Issuer or other persons or firms deemed appropriate by such counsel, unless such counsel knows that the certificates, statements, opinions or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

               Any Officer's Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Issuer), or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate, opinion or representation with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid is erroneous.

33. That subdivision 8.1(b) be amended by deleting the words "Holders of the" from the first line thereof.

34. That subdivision (a)(iii) of Section 9.3 be deleted and the following be substituted therefor:

               (iii) The aggregate principal amount of all Notes outstanding at the date of determination before giving effect to any payment to be made on such Payment Date;



35. That Section 12.1 be deleted, and the following Section 12.1 be substituted therefor:

          Section 12.1.  Noteholder Lists.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee at least seven days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

36. That Section 12.4 be amended by deleting subsection (ii) and that the following subsection (ii) be substituted therefor:

               (ii) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed by first-class mail, postage prepaid, sent by facsimile or telecopier, or sent by overnight courier to the Issuer addressed to it:

          Via Overnight Courier
          ---------------------
          c/o Charles F. MacGill
          Lane Gate Road, RR 3
          Cold Spring, New York 10516

          Via First-Class Mail
          --------------------
          c/o Charles F. MacGill
          P.O. Box 131, Moffat Road
          Cold Spring, New York 10516

          Via Facsimile
          -------------
          (914) 265-3653

          or to such other Independent Director of the Issuer (as defined in the Certificate of Incorporation of the Issuer) at such other address or facsimile number as may be provided in writing to the Trustee from time to time, with a copy to Mr. Charles W. Duddles, c/o Foodmaker, Inc., 9330 Balboa Avenue, San Diego, California 92123, or to such other address as may be specified by Lessee from time to time.



37.  That Article 12 be amended by adding the following Section:

          Section 12.17.  Communication by Noteholders With Other
          Noteholders.

               Pursuant to TIA Section 312(b), Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or the Notes. The Issuer, the Trustee, the
          Registrar and anyone else shall have the protection of TIA
          Section 312(c).

38.  That Article 12 be amended by adding the following Section:

          Section 12.18.  Trust Indenture Act Controls.

               This Indenture, whether or not qualified under the TIA, shall be subject to the terms and provisions of the TIA as if so qualified.

               If any provision of this Indenture limits, qualifies, or conflicts with another provision that is required to be included in this Indenture by the TIA as in effect at the date hereof or, to the extent required by law, as amended after the date hereof, the required provision shall control.

39.  That Article 12 be amended by adding the following Section:

          Section 12.19.  Certificate and Opinion as to Conditions
          Precedent.

               Upon any request or application by the Issuer to the Trustee to take any action under this Indenture, the Issuer shall furnish to the Trustee evidence of compliance with conditions precedent which evidence shall consist of the applicable certificates or opinions set forth in TIA Section 314(c).

40. That the New Notes constitute "Issuer Notes" as such term is used in the Guaranty dated as of December 15, 1993 by CRC-I and the Guaranty dated as of December 15, 1993 by CRC-II.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed, as of the day and year first above written.

                         ISSUER:
                         ------
                         FM 1993A CORP., a Delaware corporation, as principal and agent for the Borrowers


                         By: Charles W. Duddles
                             --------------------------
                         Name:  Charles W. Duddles
                         Title:  President

                         TRUSTEE:
                         -------
                         STATE STREET BANK AND TRUST COMPANY,
                         as Trustee


                         By:__________________________
                         Name:________________________
                         Title:_______________________

                         BORROWERS:
                         ---------
                         CRC-I Limited Partnership,
                         a Massachusetts limited partnership
                         By:  CRC-I Corp., General Partner


                         By: Charles W. Duddles
                             --------------------------
                         Name:  Charles W. Duddles
                         Title:  President

                         CRC-II Limited Partnership,
                         a Massachusetts limited partnership
                         By:  CRC-II Corp., General Partner


                         By: Charles W. Duddles
                             --------------------------
                         Name:  Charles W. Duddles
                         Title:  President



                           CROSS-REFERENCE TABLE*


Trust Indenture Act Section     Indenture (as amended) Section

310(a)(1)                       6.8

310(a)(2)                       6.8

310(a)(3)                       6.12

310(a)(4)                       Not Applicable

310(a)(5)                       6.8

310(b)                          6.8, 6.9, 12.5

310(c)                          Not Applicable

311(a)                          6.15

311(b)                          6.15

311(c)                          Not Applicable

312(a)                          12.1

312(b)                          12.17

312(c)                          12.17

313(a)                          6.14

313(b)                          6.14

313(c)                          6.14, 12.5

313(d)                          Not Applicable

314(a)(1)                       7.23, 12.4, 12.5

314(a)(2)                       7.23, 12.4, 12.5

314(a)(3)                       7.23, 12.4, 12.5

314(a)(4)                       7.9, 12.4, 12.5

314(b)                          7.6

314(c)                          12.19

Trust Indenture Act Section     Indenture (as amended) Section
314(d)(1)                       7.27

314(d)(2)                       Not Applicable

314(d)(3)                       7.27

314(e)                          7.28

314(f)                          Not Applicable

315(a)                          6.1(a)(i) and (ii)

315(b)                          6.2

315(c)                          6.1(a)(iii)

315(d)                          6.1(b)

315(e)                          5.16

316(a) (last sentence)          1.1 (definition of "Outstanding")

316(a)(1)(A)                    5.14(a)

316(a)(1)(B)                    5.15

316(a)(2)                       5.10

316(b)                          5.10

316(c)                          Not Applicable

317(a)(1)                       2.12, 5.3

317(a)(2)                       5.6

317(b)                          9.1

318(a)                          12.18

- ----------------------

          *This Cross-Reference Table is not part of the Indenture.

                                 Exhibit A-1

                      FORM OF AMENDED DEFINITIVE NOTE

                               FM 1993A CORP.

               9.75% SENIOR SECURED NOTES DUE NOVEMBER 1, 2003


No. _________________   PPN: 344841AB7

$____________________


          THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY
EXCEPT (A) TO FM 1993A CORP. (THE   "ISSUER"), (B) INSIDE THE UNITED STATES
TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE ISSUER AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT B TO THE NOTE PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER, A COPY OF WHICH MAY BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE). IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE ATTACHED TRANSFER CERTIFICATE RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS REQUIRED PURSUANT TO THE ATTACHED TRANSFER CERTIFICATE OR PURSUANT TO THE INDENTURE, DATED AS OF DECEMBER 15, 1993, BETWEEN SUCH TRUSTEE AND THE ISSUER, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE VOID AFTER THE

          EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND HEREIN. THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY TO THE TRUSTEE.

          THE HOLDER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS PROPOSED TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THE FOREGOING LEGENDS.

          FM 1993A Corp., a Delaware corporation (together with its permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to ______________________ or registered assigns, the principal sum of _________________ DOLLARS ($_____________), with interest thereon at the rate of Nine and 75/100th percent (9.75%) per annum (the "Interest Rate") unless otherwise specified below, in lawful money of the United States of America, on the terms provided below.

          1.   Payments and Deposits.

          (a) Payments Due under this Note. Payments under this promissory note (this "Note") shall be made as follows:

              (i) Commencing on the first Business Day (as defined below) of July, 1994, and on the first Business Day of each and every January and July thereafter, to and including, the first Business Day of July, 2003 (each such date is referred to herein as an "Installment Payment Date"), there shall be due and payable semi-annual installment payments (each, an "Installment Payment") consisting of all accrued interest on the outstanding principal balance of this Note for the Interest Accrual Period (as defined below) immediately preceding such Installment Payment Date;

             (ii) On the first Business Day of January, 2003, in addition to the Installment Payment due on such date under subsection (i) above, there shall be due and payable an amount (the "Initial Bullet Payment") sufficient to reduce the outstanding principal balance of this Note, after application of any prepayments of principal on account of Early Terminations (as defined below) theretofor consummated pursuant to
     Section 5 below, to an amount equal to fifty percent (50%) of the original principal balance of this Note; and


                              Exhibit A-1, Page 2

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

            (iii) On November 1, 2003 (the "Maturity Date"), there shall be due and payable (A) the entire unpaid principal balance under this Note; plus (B) all accrued and unpaid interest on this Note for the Interest Accrual Period immediately preceding the Maturity Date (collectively, the sums described in clauses (A) and (B) hereof are referred to as the "Final Bullet Payment"); plus (C) all other sums evidenced by this Note.

          (b) Deposits Due under the Notes. In addition to the payments due under Section 1(a), Issuer shall make the following deposits with respect to all the Notes (as hereinafter defined):

              (i) On each Installment Payment Date up to and including the first Business Day of January, 2003, a deposit (each, a "Sinking Fund Payment") in an amount equal to the aggregate Unit Sinking Fund Payments as described on Schedule 1 attached hereto for all Units (as defined below) minus two (2) times the Unit Sinking Fund Payments for those Units as to which an Early Termination shall have been consummated prior to such Installment Payment Date; each Sinking Fund Payment shall be deposited into the Sinking Fund Account established pursuant to
     Section 9.2(b) of the Indenture (as defined below); and

             (ii) On each and every Installment Payment Date and on the Maturity Date, a deposit (the "Indenture Expense Deposit") in an amount equal to TWENTY FIVE THOUSAND DOLLARS ($25,000.00) to be deposited into the Administrative Expenses Account pursuant to Section 9.6(b) of the Indenture; and

            (iii) On the first Business Day of January, 2003, a deposit (each such deposit and any deposit made pursuant to Section 5(a)(ii) below being referred to herein as a "Equity Collection Account Deposit") into the Equity Collection Account (as defined in the Indenture) in accordance with the Indenture and the Deposit Accounts Security Agreements (as defined below) in an amount equal to the difference between (A) the sum of the Special Sinker Rent and the Purchase Price (each as defined in the Leases described below) payable to either CRC-I or CRC-II (each as defined below) for all Units as to which Foodmaker (as defined below) has exercised the Year Nine Option (as defined in the Leases) and for all Year Nine Units (as so defined) and (B) the amount of the aggregated Initial Bullet Payments made on the Notes.

          (c) Interest Method. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and the actual number of days elapsed.


                              Exhibit A-1, Page 3

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

          (d) Time for Payments. All payments due hereunder must be paid by 10:00 a.m. New York Time.

          (e) Business Day. As used herein, "Business Day" shall mean a day other than a Saturday, Sunday, or a day on which Banks in New York, New York or the city where the Corporate Trust Office of the Trustee is located, are authorized or obligated to close their regular banking business.

          (f) Interest Accrual Period. As used herein, "Interest Accrual Period" shall mean (i) with respect to the initial Interest Accrual Period, the period from the Closing Date (as defined in the Indenture) to and including June 30, 1994, (ii) for the period from July 1, 1994 through June 30, 2003, the six (6) month period commencing on the first day of each January and July to and including the last day of the following June and December, respectively, and (iii) a final period from July 1, 2003, through but not including the Maturity Date.

          (g) No Credits for Deposits. Issuer shall receive no credit against any sums of interest and principal due under this Note for any Sinking Fund Payment or Indenture Expense Deposit paid pursuant to this
Section 1 and Section 5 below (except to the extent Sinking Fund Payments are applied to the Initial Bullet Payment in accordance with the provisions of
Section 9.2(b) of the Indenture) or for any sums deposited in the Equity Collection Account pursuant to this Section 1 and Section 5 below unless and until such sums are applied to the obligations due hereunder in accordance with the terms of the Deposit Accounts Security Agreements and the Indenture. Payments received by the Trustee (as hereinafter defined) from Foodmaker, Inc., a Delaware corporation ("Foodmaker") under the Master Lease, dated as of December 15, 1993 between Foodmaker and CRC-I Limited Partnership, a Massachusetts limited partnership ("CRC-I") or under the Master Lease, dated as of December 15, 1993, between Foodmaker and CRC-II Limited Partnership, a Massachusetts limited partnership ("CRC-II;" CRC-I and CRC-II, together, the "Borrowers") (such Master Leases being collectively referred to herein as the "Leases") on account of Basic Rent, Special Rent, Special Sinker Rent and Purchase Price (as those terms are defined in the Leases) and/or received from CRC-I and CRC-II pursuant to the CRC Notes (as defined in the Indenture) shall be applied to this Note in accordance with the terms of the Indenture and shall satisfy Issuer's payment obligations under this Note to the extent of such payments so applied.

          2. This Note Issued Under the Indenture. This Note is one of a duly authorized issue of Notes of the Issuer designated as its 9.75% Senior Secured Notes due November 1, 2003 (herein called the "Notes"), issued and to be issued under that certain Indenture, dated as of December 15, 1993 (herein, together with all amendments and supplements thereto, called the "Indenture"), between the Issuer, CRC-I, CRC-II and State Street Bank and Trust Company, in its capacity as trustee (the


                              Exhibit A-1, Page 4

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

"Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Issuer, CRC-I, CRC-II, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered and this reference incorporates the Indenture herein, and by acceptance hereof, the Holder of this Note assents to all of the terms and conditions of the Indenture. The Notes are obligations of the Issuer, guaranteed by the Borrowers, limited to, together with all other 9.75% Senior Secured Notes issued under the Indenture, $70,000,000 in aggregate principal amount. Capitalized terms used in this Note that are not defined herein shall have the meanings assigned to them in the Indenture.

          All payments of principal and interest and other sums due on the Notes shall be allocated on a pro rata basis among such Notes, without preference or priority of any kind, and shall be made in accordance with the priority of distributions set forth in the Indenture.

          The principal of and premium (if any) and interest on this Note (except defaulted interest) are payable to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the last day (whether or not a Business Day) of the month preceding the month in which the applicable Payment Date occurs (with respect to such Payment Date, the "Regular Record Date"), notwithstanding any subsequent transfers between such Regular Record Date and such Payment Date. Payment of principal of and premium (if any) and interest on this Note shall be made in accordance with the Indenture.

          3. Interest Upon Default. Notwithstanding anything to the contrary set forth herein, Issuer shall pay to the Holder of this Note as of a special record date, interest at a rate per annum (the "Overdue Rate") equal to the Interest Rate plus three percent (3%) per annum, but in no event greater than the maximum rate of interest permitted to be contracted for under the laws of the State of New York, with respect to (A) all overdue Installment Payments, Sinking Fund Payments, Indenture Expense Deposits, the Initial Bullet Payment and all Equity Collection Account Deposits, each from the due date thereof until paid in full, (B) the Final Bullet Payment and the final Indenture Expense Deposit due on the Maturity Date, from the Maturity Date until paid in full, (C) the entire outstanding principal balance of the Note and all accrued and unpaid interest upon acceleration of this Note under
Section 7 below, from the date of such acceleration until paid in full,
(D) all unpaid Prepayment Premiums (as defined below) payable due to an Early Termination hereunder, from the date of such Early Termination until paid in full, and (E) all other overdue amounts payable hereunder, from the date such amounts became due until paid in full. The Issuer shall fix any such special record date and payment date. At least 15 days before any such special record date, the Issuer shall mail to Holders of the Notes a notice that states the


                              Exhibit A-1, Page 5

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

record date, payment date and amount of such interest to be paid. The Overdue Rate shall be in lieu of any other interest rate otherwise applicable and shall commence without notice and shall be payable upon demand.

          4. Limitation on Interest. Anything herein to the contrary notwithstanding, the amount of interest payable or paid on this Note shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States and the State of New York, that could lawfully be contracted for, charged, or received. In the event any payment of interest is made in violation of this provision, the parties hereto stipulate, that such excess amount shall be deemed to have been paid as a result of an error on the part of Issuer, and if the Trustee receives such excess payment on behalf of the Holders of the Notes, the Trustee shall promptly, upon discovery of such error or upon notice thereof from Issuer, apply the excess to the payment of principal of this Note, if any, remaining unpaid. In addition, all sums, which must be treated as interest, paid or agreed to be paid to Trustee on behalf of the Holders of the Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the Note.

          5.   Early Termination.

          (a) Terminated Units. In the event that Foodmaker shall, pursuant to the terms of Article 37 of the Leases, elect to effect an Early Termination (as defined in the Leases) of any Unit (as defined in the CRC
Note) at any time on or after the first Business Day of January, 1999, or exercises its Year Nine Option or makes the Year Nine Offer (as defined in the Leases) as to one or more Units (any such Unit being referred to herein as a "Terminated Unit"), Issuer shall notify the Trustee immediately upon receipt of notice of such Early Termination election, exercise of the Year Nine Option or making of the Year Nine Offer, from CRC-I, CRC-II or Foodmaker and shall prepay the Notes on the applicable Eligible Termination Date (as defined in the CRC Notes) by (i) paying to the Holders of the Notes an Early Termination Payment, as defined below, for such Terminated Unit and
(ii) depositing into the Equity Collection Account in accordance with the Deposit Accounts Security Agreements and the Indenture the difference between
(A) the sum of the Special Sinker Rent, if any, and the Purchase Price (as defined in the Leases) for such Terminated Unit, and (B) the Early Termination Payment paid for such Terminated Unit.

          (b) Early Termination Payment. For each such Terminated Unit, the "Early Termination Payment" shall be equal to (i) the Allocated Principal Balance (as defined below) for such Terminated Unit, plus (ii) a premium (the "Prepayment Premium") equal to such Allocated Principal Balance multiplied by the percentage set forth in the table below for the applicable


                              Exhibit A-1, Page 6

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

period during which such Early Termination or Purchase pursuant to the Year Nine Option or Year Nine Offer occurs:

             Prepayment Date

            (Dates Inclusive)                Percentage:

January 1, 1999 through December 31, 1999       5.00%
January 1, 2000 through December 31, 2000       3.75%
January 1, 2001 through December 31, 2001       2.50%
January 1, 2002 through December 31, 2002       1.25%
January 1, 2003 through November 1, 2003          0%

          (c) Allocated Principal Balance. For purposes of this Section 5, the "Allocated Principal Balance" of a Terminated Unit shall be equal to the amount so allocated to such Terminated Unit on Schedule 1 attached hereto.

          (d) Application to Principal Balance. Any prepayment resulting from an Early Termination made by Issuer pursuant to this Section 5 shall reduce the outstanding principal balance of this Note by an amount equal to the Allocated Principal Balance.

          (e) Costs Incurred in Reliance Upon Early Termination Notice. Issuer understands that Holder may incur costs, expenses and commitments, suffer losses, and/or make payments in reliance upon Holder's receipt of a written notice of an Early Termination. If all conditions for such Early Termination as specified in the applicable CRC Lease, the CRC Notes and the Indenture are not satisfied on or prior to the date as specified in such notice and as required hereunder, then, upon demand by Holder, Issuer shall pay or reimburse Holder for all such costs, expenses, losses and payments.

          6.   Default Prepayment; Concerning the Prepayment Premium.

          (a)  Prohibited Prepayments.  Issuer further agrees that should:
(i) any Event of Default occur, and (ii) the maturity hereof be accelerated, then a tender of payment by Issuer, or by any entity related to, or affiliated with, Issuer or by anyone on behalf of Issuer, of the amount necessary to satisfy all or any sums due under the Mortgage Note Documents (including, without limitation, any sums due on any judgment rendered in any foreclosure action) made at any time prior to, during, or after, a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the Trust Estate (as defined in the Indenture), shall constitute an evasion of the payment terms hereof and shall be deemed to be a prohibited prepayment hereunder.

          (b) Prepayment Premium. Issuer acknowledges that the Holder of this Note has relied upon the anticipated investment return under this Note in entering into transactions with, and in


                              Exhibit A-1, Page 7

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

making commitments to, third parties; therefore, the tender of any prohibited prepayment, shall, to the extent not prohibited by law, include a prepayment premium equal to (i) an amount equal to ten percent (10%) of the outstanding principal balance hereof immediately prior to such prohibited prepayment if such prohibited prepayment occurs prior to January 1, 1999, or (ii) an amount equal to such outstanding principal balance multiplied by the percentage specified in the table set forth below if such prohibited prepayment occurs during the periods specified below:

             Prepayment Date

            (Dates Inclusive)                Percentage:

January 1, 1999 through December 31, 1999       5.00%
January 1, 2000 through December 31, 2000       3.75%
January 1, 2001 through December 31, 2001       2.50%
January 1, 2002 through December 31, 2002       1.25%
January 1, 2003 through November 1, 2003          0%

          Nothing herein contained shall constitute an agreement on the part of the Holder of this Note to accept any prepayment, other than as expressly provided in Section 5 of this Note.

          (c) Reasonable Compensation. Issuer agrees that such prepayment premium represents the reasonable estimate of the Holder of this Note and Issuer of a fair average compensation for the loss that may be sustained by the Holder of this Note due to the prepayment of the indebtedness evidenced by this Note. Such prepayment premium shall be paid without prejudice to the right of the Holder of this Note to collect any other amounts provided to be paid under the Indenture. The Trustee shall be entitled to bid all or a portion of such prepayment premium payable hereunder at any foreclosure sale of the Trust Estate.

          (d) Adequate Consideration. Issuer acknowledges that its agreement to the prepayment provisions provided for herein is a material inducement to the agreement of the Holder of this Note to purchase this Note, that its agreement is supported by adequate consideration, and that Holder would not agree to purchase this Note without Issuer's agreement to pay the prepayment premiums provided herein. Issuer and the Holder of this Note intend that the terms of Sections 5 and 6 be held enforceable to the extent not prohibited by law. Without limiting the generality hereof, in the event that a court of competent jurisdiction should determine that one or more of the terms of Sections 5 or 6 are overbroad, and in consequence thereof, void, then Issuer and the Holder of this Note intend that the terms of such Sections be construed so that the void provisions herein be read to the broadest extent possible without being construed as void.

Name of person initialing:  Charles Duddles, Initials:___
                            President


                              Exhibit A-1, Page 8

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

          7. Event of Default; Acceleration. The following constitute, in summary form, Events of Default under the Indenture: (a) failure to pay principal of or interest on the Notes or to make any deposit required to be made to the Sinking Fund Account or the Administrative Expenses Account, when due; (b) a material misrepresentation which remains uncured 30 days after notice thereof, with a reasonable and necessary extension during diligent pursuit of a cure for those misrepresentations which by their nature cannot be cured within 30 days; (c) bankruptcy events with respect to the Issuer, CRC-I, CRC-II, Foodmaker or any General Partner which are not dismissed within the applicable cure periods; (d) the occurrence and continuance of any CRC Lease Event of Default or Mortgage Event of Default; and (e) other customary defaults. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

          If an Event of Default occurs and is continuing, the Majority Noteholders may declare an acceleration of maturity of the Notes or, in some circumstances described in the Indenture, the Notes shall be accelerated without any action on the part of the Majority Noteholders, and the Majority Noteholders may direct the Trustee to exercise any remedies available under the Indenture with respect thereto including, without limitation, the sale of all or any portion of the Trust Estate. So long as an Event of Default has occurred and is continuing and no declaration of acceleration has occurred, the Trustee shall retain the Trust Estate intact and permit payments of principal of and premium (if any) and interest on the Notes to be made in accordance with the terms of the Indenture. Any such election may be rescinded by the Majority Noteholders in accordance with the terms of the Indenture.

          The remedies of the Holder hereof or of the Trustee as provided herein, or in the Indenture, shall be cumulative and concurrent. No failure on the part of Holder or of the Trustee in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder. Noteholders may not enforce the Indenture on the Notes except as provided in the Indenture. The Trustee may require reasonable indemnity before it enforces the Indenture or the Notes.

          8. Transfer of this Note. This Note may not be sold or transferred (including, without limitation, by pledge or hypothecation) unless, prior to any sale or other transfer of this Note, (i) the Noteholder delivers to the Note Registrar and the Issuer a Transfer Certificate, in the form attached hereto, together with such other certifications, legal opinions or other information required thereby, by the Indenture, or pursuant to the terms of this Note, and (ii) the Noteholder's prospective


                              Exhibit A-1, Page 9

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

transferee delivers to the Note Registrar and the Issuer such letters as may be required by the legends appearing on this Note.

          Subject to the preceding paragraph and subject to certain further limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register, upon surrender of this Note for registration of transfer or exchange, and any documents required to be presented in connection with such registration or exchange as provided in Section 2.6 of the Indenture, at the agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Issuer and Trustee, duly executed by the Holder hereof or its attorney, duly authorized in writing. Thereupon, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Notes in any authorized denominations and in the same aggregate initial principal amount to the designated transferee or transferees.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered (i) on any Regular Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, whether or not this Note be overdue, as the owner hereof, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Notes are issuable only in registered form in minimum denominations of $50,000 and integral multiples of $50,000. Subject to the restrictions on transfer set forth in the Indenture, the Notes are exchangeable for a like aggregate initial principal amount of notes of different authorized denominations, as requested by the Noteholder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          The Note Registrar shall not be required to register any transfer or effect any exchange of any Note fifteen (15) days prior to a Payment Date.

          9. Modifications; Consents; Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Majority Noteholders to waive compliance by the Issuer with certain


                             Exhibit A-1, Page 10

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

provisions of the Indenture and certain past Events of Default under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor, whether or not notation of such consent or waiver is made upon this Note. Without the consent of all the Holders of each Outstanding Note no supplemental indenture may, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, reduce or increase the principal amount thereof or the rate of interest thereon or the rights of the Noteholders to the benefit of any provisions relating to the redemption of the Notes, change the provisions of the Indenture relating to the application of proceeds of the Trust Estate to the payment of principal or interest on the Notes, or change any place where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof, (ii) change the percentage in Aggregate Outstanding Amount of Notes, the consent of the Holders of which is required for the execution of any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided in the Indenture,
(iii) impair or adversely affect or release any part of the Trust Estate except as otherwise permitted in the Indenture, (iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the trust estate or terminate the lien of the Indenture on any property at any time subject thereto or deprive any Noteholder of any security afforded by the lien of the Indenture, (v) change the percentage of the Aggregate Outstanding Amount, the consent of the Holders of Notes of which is required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Article Five of the Indenture, (vi) modify any of the provisions of the Indenture with respect to Sections 5.15, 7.18, 8.1 or 11.14 thereof, (vii) modify the proviso to the definition of the term "Outstanding" in the Indenture or modify the terms "Holder" and "Noteholder," (viii) modify any of the provisions of the Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note, on any Payment Date (including the calculation of any of the individual components of such calculation), or (ix) cause the rating of the Notes to be downgraded by the Rating Agencies.

          The Indenture also provides that the Issuer and the Trustee may amend or supplement the Indenture or the Notes without the consent of or notice to the Holders of Notes to, among other things, (i) provide for the issuance of the New Notes to be exchanged for Old Notes pursuant to a Registered Exchange Offer (as defined in the Registration Rights Agreement,
(ii) cure any ambiguity, defect or inconsistency, (iii) make any change that does not materially and adversely affect the legal or other


                             Exhibit A-1, Page 11

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

rights of any Holder of Notes, (iv) evidence and provide for the acceptance of appointment thereunder by a successor Trustee, or (v) comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939, and the rules and regulations promulgated thereunder. The Indenture further provides that the provision regarding the withdrawal of funds from the Sinking Fund Account shall not be amended or supplemented without the prior written consent of Foodmaker.

          10. Waiver by Maker. Issuer, and all endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration (except to the extent otherwise required by applicable law or expressly required by any Mortgage Note Document) and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of Issuer or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by the Holder of this Note.

          11. Governing Law. This Note is to be construed and enforced in all respects in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any legal action or proceeding with respect to this Note may be instituted in the courts of the State of New York, the United States District Court for the Southern District of New York, or elsewhere, as the Majority Noteholders or Trustee may elect, and by execution and delivery of this Note, Issuer irrevocably and unconditionally submits to the jurisdiction of each such court, and irrevocably and unconditionally waives (i) any objection it may now or hereafter have to the laying of venue in any of such courts, (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum, and (iii) any right, entitlement or privilege which Issuer or its property might otherwise have not to be subject to such actions or proceedings by reason of sovereign immunity or otherwise. Issuer agrees that so long as Issuer shall be obligated to the Holder of this Note or the Trustee under any mortgage note document, Issuer shall maintain duly appointed agents satisfactory to the Majority Noteholders and the trustee for the service of process in New York and shall keep the Holder of this Note and the Trustee advised in writing of the identification and location of such agents. The failure of such agents to give notice to issuer of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

          12.  Non-recourse.

          (a) Subject to the provisions of this Section 12, the Holder of this Note shall neither seek nor obtain judgment


                             Exhibit A-1, Page 12

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

against Issuer or its officers, directors, shareholders or employees for payment of principal or interest or other sums under this Note, and the sole recourse of the Holder of this Note against Issuer for any default in the payment of such principal or interest or other sums shall be limited to the Trust Estate.

          (b) The limitation on recourse set forth in this Section 12 shall be deemed void as against the Issuer and shall have no force or effect as against the Issuer if Issuer should attempt to materially delay any foreclosure by the Trustee against the Trust Estate or if Issuer should claim that any Note or the Indenture is invalid or unenforceable to an extent that would preclude any such foreclosure.

          (c) The limitation on recourse set forth in this Section 12 shall not prejudice the rights of the Holder of this Note to:

              (i) name Issuer as a party defendant in any action or proceeding subject to the limitations of this Section 12;

             (ii) exercise remedies such as foreclosure against or sale of any of the Trust Estate, or obtaining the appointment of a receiver, or enforcement of the Assignment of Leases (as defined in the CRC Mortgages);

            (iii) collect or recover all Rents, Profits and Proceeds and all Insurance and Condemnation Proceeds (in each case as defined in the CRC Mortgages).

          (d) The limitation on recourse set forth in this Section 12 does not affect the rights of the Trustee or any Noteholder to recover any expenses, damages or costs, including attorneys' fees (including the allocated costs for services of in-house counsel), which the Trustee or any Noteholder may incur because of Issuer's fraud, willful misrepresentation, waste, misappropriation of Rents, Profits and Proceeds or intentional damage of or to any of the Trust Estate.

          (e) Nothing contained in this Section 12 shall limit in any way any liability or obligations of Foodmaker under the Leases or of CRC-I or CRC-II under the Guaranties of even date herewith executed by CRC-I and CRC-II guarantying Issuer's obligations under the Notes.

          (f) Nothing contained in this Section 12 shall limit in any way any liability or obligations of CRC-I, CRC-II or Foodmaker under Section 1.09 or 1.18 of the Mortgages; provided, however, that no partner in CRC-I or CRC-II shall have personal liability for the repayment of the indebtedness evidenced by the CRC Notes.


                             Exhibit A-1, Page 13

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

          (g) Nothing contained in this Section 12 shall impair the validity of any Note or the Indenture or any lien or security interest which it may create or perfect.

          13. Absolute and Unconditional Obligation. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, place and rate, and manner prescribed herein and in the Indenture.

          14. Certificate of Authentication Required. Unless the certificate of authentication of this instrument has been manually executed by the Trustee under the Indenture, this Note shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

          15. Payments from Accounts. Payments made from the Collection Account, the Sinking Fund Account and the Equity Collection Account established pursuant to the Indenture shall be applied to the Notes in accordance with the Indenture.

          16. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN CO = tenant in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian, and U/G/M/A = Uniform Gifts to Minors Act.

          Foodmaker shall furnish without charge to any Noteholder, upon the written or oral request of such person, a copy of the Indenture. Requests may be made to:

               Foodmaker, Inc.
               Attn:  Corporate Communications
               9330 Balboa Avenue
               San Diego, California 92123
               (619) 571-2121

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                            FM 1993A CORP.,
                            a Delaware corporation,



                            By:_______________________________
                               Name:   Charles W. Duddles
                               Title:  President


                             Exhibit A-1, Page 14

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

                            CRC-I LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-I Corp., General Partner



                                 By:______________________________
                                    Name:   Charles W. Duddles
                                    Title:  President



                            CRC-II LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-II Corp., General Partner



                                 By:_____________________________
                                    Name:   Charles W. Duddles
                                    Title:  President



                             Exhibit A-1, Page 15

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes described in the within-mentioned
Indenture.

                            STATE STREET BANK AND TRUST COMPANY,
                            as Trustee



                            By:_____________________________
                               Authorized Signatory



DATED:  ____________, 199__


                             Exhibit A-1, Page 16

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

                               ASSIGNMENT FORM


          FOR VALUE RECEIVED, the undersigned hereby assign(s) and transfer(s) unto


               _______________________________________
               (PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE)

___________________________________________________________________________

___________________________________________________________________________
(Print or typewrite name and address including postal zip code of assignee)


the within Note and all rights thereunder, and hereby irrevocably appoints __________________________ attorney-in-fact, with full power of substitution, to transfer said Note on the books of the Issuer.


Dated: ___________


                     Signature:____________________________________________
                               NOTICE: The name on this assignment must
                                        correspond with the name as written
                                        upon the first page of the written
                                        instrument in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.



Signature Guarantee:_______________________


                             Exhibit A-1, Page 17

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

                            TRANSFER CERTIFICATE


          The undersigned, ________________________, hereby certifies, in connection with a proposed transfer of all or a portion of the privately placed 9.75% Senior Secured Note due November 1, 2003 (the "Note") of FM 1993A Corp. (the "Issuer") owned of record by the undersigned to ________________________ (the "Prospective Transferee"), the following (please check the appropriate item):

            __(a)   The Note is being sold to the Issuer or any subsidiary
thereof.

            __(b)   The Note is being sold to a qualified institutional buyer
in compliance with Rule 144A under the Securities Act (as defined in the Note).

            __(c)   The Note is being sold to an accredited investor, as
defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (in which case, prior to such transfer we will furnish to the Trustee a letter signed by the Prospective Transferee containing certain representations and agreements relating to the restrictions on transfer of the Note, substantially in the form attached as Exhibit B to the Note Purchase Agreement between the Issuer and the original Holder of the Note, the form of which letter can be obtained from the Trustee).

            __(d)   The Note is being sold outside the United States in
compliance with Rule 903 or Rule 904 under the Securities Act.

            __(e)   The Note is being sold by us pursuant to Rule 144 under
the Securities Act.

            __(f)   The Note is being sold pursuant to an effective
registration statement under the Securities Act.

            __(g)   The Note is being sold in accordance with another
exemption from the registration requirements of the Securities Act.

          If item (c) or (g) has been checked, or if the proposed transferee is not a U.S. person (as defined in Regulation S under the Securities Act) the undersigned further agrees that it will, prior to such transfer, furnish to the Issuer and the Trustee such certifications, legal opinions or other information as required by the Issuer and the Trustee to confirm that the proposed transfer is being made pursuant to an exemption from, or that such transfer is not subject to, the registration requirements of the Securities Act.


                             Exhibit A-1, Page 18

Exhibit A-1
FORM OF AMENDED DEFINITIVE NOTE

          IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________________.


          [NAME OF HOLDER]



          By:______________________



                             Exhibit A-1, Page 19

                                  Exhibit A-2

                          FORM OF AMENDED GLOBAL NOTE

                                 FM 1993A CORP.

               9.75% SENIOR SECURED NOTES DUE NOVEMBER 1, 2003


No. _________________   PPN: 344841AB7

$____________________


          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY
EXCEPT (A) TO FM 1993A CORP. (THE   "ISSUER"), (B) INSIDE THE UNITED STATES
TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE ISSUER AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT B TO THE NOTE PURCHASE AGREEMENT BETWEEN THE

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

ISSUER AND THE ORIGINAL HOLDER, A COPY OF WHICH MAY BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE). IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE ATTACHED TRANSFER CERTIFICATE RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS REQUIRED PURSUANT TO THE ATTACHED TRANSFER CERTIFICATE OR PURSUANT TO THE INDENTURE, DATED AS OF DECEMBER 15, 1993, BETWEEN SUCH TRUSTEE AND THE ISSUER, TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE VOID AFTER THE

          EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND HEREIN. THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY TO THE TRUSTEE.

          THE HOLDER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS PROPOSED TO BE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THE FOREGOING LEGENDS.

          FM 1993A Corp., a Delaware corporation (together with its permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of _________________ DOLLARS ($_____________), with interest thereon at the rate of Nine and 75/100th percent (9.75%) per annum (the "Interest Rate") unless otherwise specified below, in lawful money of the United States of America, on the terms provided below.

          1.   Payments and Deposits.

          (a) Payments Due under this Note. Payments under this promissory note (this "Note") shall be made as follows:

              (i) Commencing on the first Business Day (as defined below) of July, 1994, and on the first Business Day of each and every January and July thereafter, to and including, the first Business Day of July, 2003 (each such date is referred to herein as an "Installment Payment



                              Exhibit A-2, Page 2

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

     Date"), there shall be due and payable semi-annual installment payments (each, an "Installment Payment") consisting of all accrued interest on the outstanding principal balance of this Note for the Interest Accrual Period (as defined below) immediately preceding such Installment Payment Date;

             (ii) On the first Business Day of January, 2003, in addition to the Installment Payment due on such date under subsection (i) above, there shall be due and payable an amount (the "Initial Bullet Payment") sufficient to reduce the outstanding principal balance of this Note, after application of any prepayments of principal on account of Early Terminations (as defined below) theretofor consummated pursuant to
     Section 5 below, to an amount equal to fifty percent (50%) of the original principal balance of this Note; and

            (iii) On November 1, 2003 (the "Maturity Date"), there shall be due and payable (A) the entire unpaid principal balance under this Note; plus (B) all accrued and unpaid interest on this Note for the Interest Accrual Period immediately preceding the Maturity Date (collectively, the sums described in clauses (A) and (B) hereof are referred to as the "Final Bullet Payment"); plus (C) all other sums evidenced by this Note.

          (b) Deposits Due under the Notes. In addition to the payments due under Section 1(a), Issuer shall make the following deposits with respect to all the Notes (as hereinafter defined):

              (i) On each Installment Payment Date up to and including the first Business Day of January, 2003, a deposit (each, a "Sinking Fund Payment") in an amount equal to the aggregate Unit Sinking Fund Payments as described on Schedule 1 attached hereto for all Units (as defined below) minus two (2) times the Unit Sinking Fund Payments for those Units as to which an Early Termination shall have been consummated prior to such Installment Payment Date; each Sinking Fund Payment shall be deposited into the Sinking Fund Account established pursuant to
     Section 9.2(b) of the Indenture (as defined below); and

             (ii) On each and every Installment Payment Date and on the Maturity Date, a deposit (the "Indenture Expense Deposit") in an amount equal to TWENTY FIVE THOUSAND DOLLARS ($25,000.00) to be deposited into the Administrative Expenses Account pursuant to Section 9.6(b) of the Indenture; and

            (iii) On the first Business Day of January, 2003, a deposit (each such deposit and any deposit made pursuant to Section 5(a)(ii) below being referred to herein as a "Equity Collection


                              Exhibit A-2, Page 3

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

     Account Deposit") into the Equity Collection Account (as defined in the Indenture) in accordance with the Indenture and the Deposit Accounts Security Agreements (as defined below) in an amount equal to the difference between (A) the sum of the Special Sinker Rent and the Purchase Price (each as defined in the Leases described below) payable to either CRC-I or CRC-II (each as defined below) for all Units as to which Foodmaker (as defined below) has exercised the Year Nine Option (as defined in the Leases) and for all Year Nine Units (as so defined) and (B) the amount of the aggregated Initial Bullet Payments made on the Notes.

          (c) Interest Method. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and the actual number of days elapsed.

          (d) Time for Payments. All payments due hereunder must be paid by 10:00 a.m. New York Time.

          (e) Business Day. As used herein, "Business Day" shall mean a day other than a Saturday, Sunday, or a day on which Banks in New York, New York or the city where the Corporate Trust Office of the Trustee is located, are authorized or obligated to close their regular banking business.

          (f) Interest Accrual Period. As used herein, "Interest Accrual Period" shall mean (i) with respect to the initial Interest Accrual Period, the period from the Closing Date (as defined in the Indenture) to and including June 30, 1994, (ii) for the period from July 1, 1994 through June 30, 2003, the six (6) month period commencing on the first day of each January and July to and including the last day of the following June and December, respectively, and (iii) a final period from July 1, 2003, through but not including the Maturity Date.

          (g) No Credits for Deposits. Issuer shall receive no credit against any sums of interest and principal due under this Note for any Sinking Fund Payment or Indenture Expense Deposit paid pursuant to this
Section 1 and Section 5 below (except to the extent Sinking Fund Payments are applied to the Initial Bullet Payment in accordance with the provisions of
Section 9.2(b) of the Indenture) or for any sums deposited in the Equity Collection Account pursuant to this Section 1 and Section 5 below unless and until such sums are applied to the obligations due hereunder in accordance with the terms of the Deposit Accounts Security Agreements and the Indenture. Payments received by the Trustee (as hereinafter defined) from Foodmaker, Inc., a Delaware corporation ("Foodmaker") under the Master Lease, dated as of December 15, 1993 between Foodmaker and CRC-I Limited Partnership, a Massachusetts limited partnership ("CRC-I") or under the Master Lease, dated as of December 15, 1993, between Foodmaker and CRC-II Limited Partnership, a Massachusetts limited partnership ("CRC-II;" CRC-I and CRC-II, together, the



                              Exhibit A-2, Page 4

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

"Borrowers") (such Master Leases being collectively referred to herein as the "Leases") on account of Basic Rent, Special Rent, Special Sinker Rent and Purchase Price (as those terms are defined in the Leases) and/or received from CRC-I and CRC-II pursuant to the CRC Notes (as defined in the Indenture) shall be applied to this Note in accordance with the terms of the Indenture and shall satisfy Issuer's payment obligations under this Note to the extent of such payments so applied.

          2. Global Form; This Note Issued Under Indenture. This Note is one of a duly authorized issue of Notes of the Issuer designated as its 9.75% Senior Secured Notes due November 1, 2003 (herein called the "Notes"), issued and to be issued under that certain indenture, dated as of December 15, 1993 (herein, together with all amendments and supplements thereto, called the "Indenture"), between the Issuer CRC-I, CRC-II and State Street Bank and Trust Company, in its capacity as trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee, CRC-I, CRC-II and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered and this reference incorporates the Indenture herein, and by acceptance hereof, the Holder of this Note assents to all of the terms and conditions of the Indenture. The Notes are obligations of the Issuer, guaranteed by the Borrowers, limited to, together with all other 9.75% Senior Secured Notes issued under the Indenture, $70,000,000 in aggregate principal amount. Capitalized terms used in this Note that are not defined herein shall have the meanings assigned to them in the Indenture.

          All payments of principal and interest and other sums due on the Notes shall be allocated on a pro rata basis among such Notes, without preference or priority of any kind, and shall be made in accordance with the priority of distributions set forth in the Indenture.

          The aggregate amount of Outstanding Notes represented by this note in global form may from time to time be reduced or increased to reflect exchanges for Definitive Notes, transfers of interests herein, prepayments hereof on the Schedule of Changes to Principal Amount attached hereto.

          The principal of and premium (if any) and interest on this Note (except defaulted interest) are payable to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the last day (whether or not a Business Day) of the month preceding the month in which the applicable Payment Date occurs (with respect to such Payment Date, the "Regular Record Date"), notwithstanding any subsequent transfers between such Regular Record Date and such Payment Date. Payment of principal of and premium (if any) and interest on this Note shall be made in accordance with the Indenture.


                              Exhibit A-2, Page 5

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

          3. Interest Upon Default. Notwithstanding anything to the contrary set forth herein, Issuer shall pay to the Holder of this Note as of a special record date, interest at a rate per annum (the "Overdue Rate") equal to the Interest Rate plus three percent (3%) per annum, but in no event greater than the maximum rate of interest permitted to be contracted for under the laws of the State of New York, with respect to (A) all overdue Installment Payments, Sinking Fund Payments, Indenture Expense Deposits, the Initial Bullet Payment and all Equity Collection Account Deposits, each from the due date thereof until paid in full, (B) the Final Bullet Payment and the final Indenture Expense Deposit due on the Maturity Date, from the Maturity Date until paid in full, (C) the entire outstanding principal balance of the Note and all accrued and unpaid interest upon acceleration of this Note under
Section 7 below, from the date of such acceleration until paid in full,
(D) all unpaid Prepayment Premiums (as defined below) payable due to an Early Termination hereunder, from the date of such Early Termination until paid in full, and (E) all other overdue amounts payable hereunder, from the date such amounts became due until paid in full. The Issuer shall fix any such special record date and payment date. At least 15 days before any such special record date, the Issuer shall mail to Holders of the Notes a notice that states the record date, payment date and amount of such interest to be paid. The Overdue Rate shall be in lieu of any other interest rate otherwise applicable and shall commence without notice and shall be payable upon demand.

          4. Limitation on Interest. Anything herein to the contrary notwithstanding, the amount of interest payable or paid on this Note shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States and the State of New York, that could lawfully be contracted for, charged, or received. In the event any payment of interest is made in violation of this provision, the parties hereto stipulate, that such excess amount shall be deemed to have been paid as a result of an error on the part of Issuer, and if the Trustee receives such excess payment on behalf of the Holders of the Notes, the Trustee shall promptly, upon discovery of such error or upon notice thereof from Issuer, apply the excess to the payment of principal of this Note, if any, remaining unpaid. In addition, all sums, which must be treated as interest, paid or agreed to be paid to Trustee on behalf of the Holders of the Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the Note.

          5.   Early Termination.

          (a) Terminated Units. In the event that Foodmaker shall, pursuant to the terms of Article 37 of the Leases, elect to effect an Early Termination (as defined in the Leases) of any Unit (as defined in the CRC
Note) at any time on or after the


                              Exhibit A-2, Page 6

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

first Business Day of January, 1999, or exercises its Year Nine Option or makes the Year Nine Offer (as defined in the Leases) as to one or more Units (any such Unit being referred to herein as a "Terminated Unit"), Issuer shall notify the Trustee immediately upon receipt of notice of such Early Termination election, exercise of the Year Nine Option or making of the Year Nine Offer, from CRC-I, CRC-II or Foodmaker and shall prepay the Notes on the applicable Eligible Termination Date (as defined in the CRC Notes) by (i) paying to the Holders of the Notes an Early Termination Payment, as defined below, for such Terminated Unit and (ii) depositing into the Equity Collection Account in accordance with the Deposit Accounts Security Agreements and the Indenture the difference between (A) the sum of the Special Sinker Rent, if any, and the Purchase Price (as defined in the Leases) for such Terminated Unit, and (B) the Early Termination Payment paid for such Terminated Unit.

          (b) Early Termination Payment. For each such Terminated Unit, the "Early Termination Payment" shall be equal to (i) the Allocated Principal Balance (as defined below) for such Terminated Unit, plus (ii) a premium (the "Prepayment Premium") equal to such Allocated Principal Balance multiplied by the percentage set forth in the table below for the applicable period during which such Early Termination or Purchase pursuant to the Year Nine Option or Year Nine Offer occurs:

             Prepayment Date

            (Dates Inclusive)                Percentage:

January 1, 1999 through December 31, 1999       5.00%
January 1, 2000 through December 31, 2000       3.75%
January 1, 2001 through December 31, 2001       2.50%
January 1, 2002 through December 31, 2002       1.25%
January 1, 2003 through November 1, 2003          0%

          (c) Allocated Principal Balance. For purposes of this Section 5, the "Allocated Principal Balance" of a Terminated Unit shall be equal to the amount so allocated to such Terminated Unit on Schedule 1 attached hereto.

          (d) Application to Principal Balance. Any prepayment resulting from an Early Termination made by Issuer pursuant to this Section 5 shall reduce the outstanding principal balance of this Note by an amount equal to the Allocated Principal Balance.

          (e) Costs Incurred in Reliance Upon Early Termination Notice. Issuer understands that Holder may incur costs, expenses and commitments, suffer losses, and/or make payments in reliance upon Holder's receipt of a written notice of an Early Termination. If all conditions for such Early Termination as specified in the applicable CRC Lease, the CRC Notes and the Indenture are not satisfied on or prior to the date as specified in such notice and as required hereunder, then, upon demand by


                              Exhibit A-2, Page 7

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

Holder, Issuer shall pay or reimburse Holder for all such costs, expenses, losses and payments.

          6.   Default Prepayment; Concerning the Prepayment Premium.

          (a)  Prohibited Prepayments.  Issuer further agrees that should:
(i) any Event of Default occur, and (ii) the maturity hereof be accelerated, then a tender of payment by Issuer, or by any entity related to, or affiliated with, Issuer or by anyone on behalf of Issuer, of the amount necessary to satisfy all or any sums due under the Mortgage Note Documents (including, without limitation, any sums due on any judgment rendered in any foreclosure action) made at any time prior to, during, or after, a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the Trust Estate (as defined in the Indenture), shall constitute an evasion of the payment terms hereof and shall be deemed to be a prohibited prepayment hereunder.

          (b) Prepayment Premium. Issuer acknowledges that the Holder of this Note has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties; therefore, the tender of any prohibited prepayment, shall, to the extent not prohibited by law, include a prepayment premium equal to (i) an amount equal to ten percent (10%) of the outstanding principal balance hereof immediately prior to such prohibited prepayment if such prohibited prepayment occurs prior to January 1, 1999, or (ii) an amount equal to such outstanding principal balance multiplied by the percentage specified in the table set forth below if such prohibited prepayment occurs during the periods specified below:

             Prepayment Date

            (Dates Inclusive)                Percentage:

January 1, 1999 through December 31, 1999       5.00%
January 1, 2000 through December 31, 2000       3.75%
January 1, 2001 through December 31, 2001       2.50%
January 1, 2002 through December 31, 2002       1.25%
January 1, 2003 through November 1, 2003          0%

          Nothing herein contained shall constitute an agreement on the part of the Holder of this Note to accept any prepayment, other than as expressly provided in Section 5 of this Note.

          (c) Reasonable Compensation. Issuer agrees that such prepayment premium represents the reasonable estimate of the Holder of this Note and Issuer of a fair average compensation for the loss that may be sustained by the Holder of this Note due to the prepayment of the indebtedness evidenced by this Note. Such prepayment premium shall be paid without prejudice to the right of the Holder of this Note to collect any other amounts provided


                              Exhibit A-2, Page 8

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

to be paid under the Indenture. The Trustee shall be entitled to bid all or a portion of such prepayment premium payable hereunder at any foreclosure sale of the Trust Estate.

          (d) Adequate Consideration. Issuer acknowledges that its agreement to the prepayment provisions provided for herein is a material inducement to the agreement of the Holder of this Note to purchase this Note, that its agreement is supported by adequate consideration, and that Holder would not agree to purchase this Note without Issuer's agreement to pay the prepayment premiums provided herein. Issuer and the Holder of this Note intend that the terms of Sections 5 and 6 be held enforceable to the extent not prohibited by law. Without limiting the generality hereof, in the event that a court of competent jurisdiction should determine that one or more of the terms of Sections 5 or 6 are overbroad, and in consequence thereof, void, then Issuer and the Holder of this Note intend that the terms of such Sections be construed so that the void provisions herein be read to the broadest extent possible without being construed as void.

Name of person initialing:  Charles Duddles, Initials:___
                            President

          7. Event of Default; Acceleration. The following constitute, in summary form, Events of Default under the Indenture: (a) failure to pay principal of or interest on the Notes or to make any deposit required to be made to the Sinking Fund Account or the Administrative Expenses Account, when due; (b) a material misrepresentation which remains uncured 30 days after notice thereof, with a reasonable and necessary extension during diligent pursuit of a cure for those misrepresentations which by their nature cannot be cured within 30 days; (c) bankruptcy events with respect to the Issuer, CRC-I, CRC-II, Foodmaker or any General Partner which are not dismissed within the applicable cure periods; (d) the occurrence and continuance of any CRC Lease Event of Default or Mortgage Event of Default; and (e) other customary defaults. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

          If an Event of Default occurs and is continuing, the Majority Noteholders may declare an acceleration of maturity of the Notes or, in some circumstances described in the Indenture, the Notes shall be accelerated without any action on the part of the Majority Noteholders, and the Majority Noteholders may direct the Trustee to exercise any remedies available under the Indenture with respect thereto including, without limitation, the sale of all or any portion of the Trust Estate. So long as an Event of Default has occurred and is continuing and no declaration of acceleration has occurred, the Trustee shall retain the Trust Estate intact and permit payments of principal of and premium (if any) and interest on the Notes to be made in



                              Exhibit A-2, Page 9

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

accordance with the terms of the Indenture. Any such election may be rescinded by the Majority Noteholders in accordance with the terms of the Indenture.

          The remedies of the Holder hereof or of the Trustee as provided herein, or in the Indenture, shall be cumulative and concurrent. No failure on the part of Holder or of the Trustee in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder. Noteholders may not enforce the Indenture on the Notes except as provided in the Indenture. The Trustee may require reasonable indemnity before it enforces the Indenture or the Notes.

          8. Transfer of this Note. This Note may not be sold or transferred (including, without limitation, by pledge or hypothecation) unless, prior to any sale or other transfer of this Note, (i) the Noteholder delivers to the Note Registrar and the Issuer a Transfer Certificate, in the form attached hereto, together with such other certifications, legal opinions or other information required thereby, by the Indenture, or pursuant to the terms of this Note, and (ii) the Noteholder's prospective transferee delivers to the Note Registrar and the Issuer such letters as may be required by the legends appearing on this Note.

          Subject to the preceding paragraph and subject to certain further limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register, upon surrender of this Note for registration of transfer or exchange, and any documents required to be presented in connection with such registration or exchange as provided in Section 2.6 of the Indenture, at the agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Issuer and Trustee, duly executed by the Holder hereof or its attorney, duly authorized in writing. Thereupon, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Notes in any authorized denominations and in the same aggregate initial principal amount to the designated transferee or transferees.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered (i) on any Regular Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, whether or not this Note be overdue, as the owner hereof, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Notes are issuable only in registered form in minimum denominations of $50,000 and integral multiples of


                             Exhibit A-2, Page 10

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

$50,000. Subject to the restrictions on transfer set forth in the Indenture, the Notes are exchangeable for a like aggregate initial principal amount of notes of different authorized denominations, as requested by the Noteholder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          The Note Registrar shall not be required to register any transfer or effect any exchange of any Note fifteen (15) days prior to a Payment Date.

          9. Modifications; Consents; Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Majority Noteholders to waive compliance by the Issuer with certain provisions of the Indenture and certain past Events of Default under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor, whether or not notation of such consent or waiver is made upon this Note. Without the consent of all the Holders of each Outstanding Note no supplemental indenture may, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, reduce or increase the principal amount thereof or the rate of interest thereon or the rights of the Noteholders to the benefit of any provisions relating to the redemption of the Notes, change the provisions of the Indenture relating to the application of proceeds of the Trust Estate to the payment of principal or interest on the Notes, or change any place where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof, (ii) change the percentage in Aggregate Outstanding Amount of Notes, the consent of the Holders of which is required for the execution of any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided in the Indenture, (iii) impair or adversely affect or release any part of the Trust Estate except as otherwise permitted in the Indenture, (iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the trust estate or terminate the lien of the Indenture on any property at any time


                             Exhibit A-2, Page 11

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

subject thereto or deprive any Noteholder of any security afforded by the lien of the Indenture, (v) change the percentage of the Aggregate Outstanding Amount, the consent of the Holders of Notes of which is required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Article Five of the Indenture, (vi) modify any of the provisions of the Indenture with respect to Sections 5.15, 7.18, 8.1 or 11.14 thereof, (vii) modify the proviso to the definition of the term "Outstanding" in the Indenture or modify the terms "Holder" and "Noteholder," (viii) modify any of the provisions of the Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note, on any Payment Date (including the calculation of any of the individual components of such calculation), or (ix) cause the rating of the Notes to be downgraded by the Rating Agencies.

          The Indenture also provides that the Issuer and the Trustee may amend or supplement the Indenture or the Notes without the consent of or notice to the Holders of Notes to, among other things, (i) provide for the issuance of the New Notes to be exchanged for Old Notes pursuant to a Registered Exchange Offer (as defined in the Registration Rights Agreement,
(ii) cure any ambiguity, defect or inconsistency, (iii) make any change that does not materially and adversely affect the legal or other rights of any Holder of Notes, (iv) evidence and provide for the acceptance of appointment thereunder by a successor Trustee, or (v) comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939, and the rules and regulations promulgated thereunder. The Indenture further provides that the provision regarding the withdrawal of funds from the Sinking Fund Account shall not be amended or supplemented without the prior written consent of Foodmaker.

          10. Waiver by Maker. Issuer, and all endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration (except to the extent otherwise required by applicable law or expressly required by any Mortgage Note Document) and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of Issuer or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by the Holder of this Note.

          11. Governing Law. This Note is to be construed and enforced in all respects in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any legal action or proceeding with respect to this Note may be instituted in the courts of the State of New York, the United States District Court for the Southern District of New York, or elsewhere, as the Majority Noteholders or Trustee may elect, and


                             Exhibit A-2, Page 12

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

by execution and delivery of this Note, Issuer irrevocably and unconditionally submits to the jurisdiction of each such court, and irrevocably and unconditionally waives (i) any objection it may now or hereafter have to the laying of venue in any of such courts, (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum, and (iii) any right, entitlement or privilege which Issuer or its property might otherwise have not to be subject to such actions or proceedings by reason of sovereign immunity or otherwise. Issuer agrees that so long as Issuer shall be obligated to the Holder of this Note or the Trustee under any mortgage note document, Issuer shall maintain duly appointed agents satisfactory to the Majority Noteholders and the trustee for the service of process in New York and shall keep the Holder of this Note and the Trustee advised in writing of the identification and location of such agents. The failure of such agents to give notice to issuer of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

          12.  Non-recourse.

          (a) Subject to the provisions of this Section 12, the Holder of this Note shall neither seek nor obtain judgment against Issuer or its officers, directors, shareholders or employees for payment of principal or interest or other sums under this Note, and the sole recourse of the Holder of this Note against Issuer for any default in the payment of such principal or interest or other sums shall be limited to the Trust Estate.

          (b) The limitation on recourse set forth in this Section 12 shall be deemed void as against the Issuer and shall have no force or effect as against the Issuer if Issuer should attempt to materially delay any foreclosure by the Trustee against the Trust Estate or if Issuer should claim that any Note or the Indenture is invalid or unenforceable to an extent that would preclude any such foreclosure.

          (c) The limitation on recourse set forth in this Section 12 shall not prejudice the rights of the Holder of this Note to:

              (i) name Issuer as a party defendant in any action or proceeding subject to the limitations of this Section 12;

             (ii) exercise remedies such as foreclosure against or sale of any of the Trust Estate, or obtaining the appointment of a receiver, or enforcement of the Assignment of Leases (as defined in the CRC Mortgages);

            (iii) collect or recover all Rents, Profits and Proceeds and all Insurance and Condemnation Proceeds (in each case as defined in the CRC Mortgages).


                             Exhibit A-2, Page 13

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

          (d) The limitation on recourse set forth in this Section 12 does not affect the rights of the Trustee or any Noteholder to recover any expenses, damages or costs, including attorneys' fees (including the allocated costs for services of in-house counsel), which the Trustee or any Noteholder may incur because of Issuer's fraud, willful misrepresentation, waste, misappropriation of Rents, Profits and Proceeds or intentional damage of or to any of the Trust Estate.

          (e) Nothing contained in this Section 12 shall limit in any way any liability or obligations of Foodmaker under the Leases or of CRC-I or CRC-II under the Guaranties of even date herewith executed by CRC-I and CRC-II guarantying Issuer's obligations under the Notes.

          (f) Nothing contained in this Section 12 shall limit in any way any liability or obligations of CRC-I, CRC-II or Foodmaker under Section 1.09 or 1.18 of the Mortgages; provided, however, that no partner in CRC-I or CRC-II shall have personal liability for the repayment of the indebtedness evidenced by the CRC Notes.

          (g) Nothing contained in this Section 12 shall impair the validity of any Note or the Indenture or any lien or security interest which it may create or perfect.

          13. Absolute and Unconditional Obligation. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, place and rate, and manner prescribed herein and in the Indenture.

          14. Certificate of Authentication Required. Unless the certificate of authentication of this instrument has been manually executed by the Trustee under the Indenture, this Note shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

          15. Payments from Accounts. Payments made from the Collection Account, the Sinking Fund Account and the Equity Collection Account established pursuant to the Indenture shall be applied to the Notes in accordance with the Indenture.

          16. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN CO = tenant in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian, and U/G/M/A = Uniform Gifts to Minors Act.


                             Exhibit A-2, Page 14

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

          Foodmaker shall furnish without charge to any Noteholder, upon the written or oral request of such person, a copy of the Indenture. Requests may be made to:

               Foodmaker, Inc.
               Attn:  Corporate Communications
               9330 Balboa Avenue
               San Diego, California 92123
               (619) 571-2121

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                            FM 1993A CORP.,
                            a Delaware corporation,



                            By:__________________________________
                               Name:   Charles W. Duddles
                               Title:  President



                            CRC-I LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-I Corp., General Partner



                                By:______________________________
                                   Name:   Charles W. Duddles
                                    Title:  President



                            CRC-II LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-II Corp., General Partner



                                 By:_____________________________
                                    Name:   Charles W. Duddles
                                    Title:  President



                             Exhibit A-2, Page 15

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes described in the within-mentioned
Indenture.

                            STATE STREET BANK AND TRUST COMPANY,
                            as Trustee



                            By:__________________________________
                               Authorized Signatory



DATED:  ____________, 199__



                             Exhibit A-2, Page 16

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

                               ASSIGNMENT FORM


          FOR VALUE RECEIVED, the undersigned hereby assign(s) and transfer(s) unto


               _______________________________________
               (PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE)

___________________________________________________________________________

___________________________________________________________________________
(Print or typewrite name and address including postal zip code of assignee)


the within Note and all rights thereunder, and hereby irrevocably appoints __________________________ attorney-in-fact, with full power of substitution, to transfer said Note on the books of the Issuer.


Dated: ___________


                     Signature:_____________________________________________
                               NOTICE:  The name on this assignment must
                                        correspond with the name as written
                                        upon the first page of the written
                                        instrument in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.



Signature Guarantee:_______________________


                             Exhibit A-2, Page 17

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

                            TRANSFER CERTIFICATE


          The undersigned, ________________________, hereby certifies, in connection with a proposed transfer of all or a portion of the privately placed 9.75% Senior Secured Note due November 1, 2003 (the "Note") of FM 1993A Corp. (the "Issuer") owned of record by the undersigned to ________________________ (the "Prospective Transferee"), the following (please check the appropriate item):

            __(a)   The Note is being sold to the Issuer or any subsidiary
thereof.

            __(b)   The Note is being sold to a qualified institutional buyer
in compliance with Rule 144A under the Securities Act (as defined in the Note).

            __(c)   The Note is being sold to an accredited investor, as
defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (in which case, prior to such transfer we will furnish to the Trustee a letter signed by the Prospective Transferee containing certain representations and agreements relating to the restrictions on transfer of the Note, substantially in the form attached as Exhibit B to the Note Purchase Agreement between the Issuer and the original Holder of the Note, the form of which letter can be obtained from the Trustee).

            __(d)   The Note is being sold outside the United States in
compliance with Rule 903 or Rule 904 under the Securities Act.

            __(e)   The Note is being sold by us pursuant to Rule 144 under
the Securities Act.

            __(f)   The Note is being sold pursuant to an effective
registration statement under the Securities Act.

            __(g)   The Note is being sold in accordance with another
exemption from the registration requirements of the Securities Act.

          If item (c) or (g) has been checked, or if the proposed transferee is not a U.S. person (as defined in Regulation S under the Securities Act) the undersigned further agrees that it will, prior to such transfer, furnish to the Issuer and the Trustee such certifications, legal opinions or other information as required by the Issuer and the Trustee to confirm that the proposed transfer is being made pursuant to an exemption from, or that such transfer is not subject to, the registration requirements of the Securities Act.


                             Exhibit A-2, Page 18

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

          IN WITNESS WHEREOF, the undersigned has executed this certificate on ____________________.


          [NAME OF HOLDER]



          By:______________________



                             Exhibit A-2, Page 19

Exhibit A-2
FORM OF AMENDED GLOBAL NOTE

                   SCHEDULE OF CHANGES TO PRINCIPAL AMOUNT













                             Exhibit A-2, Page 20

                                  Exhibit A-3

                            FORM OF DEFINITIVE NOTE

                                FM 1993A CORP.

                      SERIES B 9.75% SENIOR SECURED NOTES

                            DUE NOVEMBER 1, 2003


No. _________________   CUSIP:  302506 AC 4

$____________________

          FM 1993A Corp., a Delaware corporation (together with its permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to ______________________ or registered assigns, the principal sum of _________________ DOLLARS ($_____________), with interest thereon at the rate of Nine and 75/100th percent (9.75%) per annum (the "Interest Rate") unless otherwise specified below, in lawful money of the United States of America, on the terms provided below.

          1.   Payments and Deposits.

          (a) Payments Due under this Note. Payments under this promissory note (this "Note") shall be made as follows:

              (i) Commencing on the first Business Day (as defined below) of January, 1995, and on the first Business Day of each and every January and July thereafter, to and including, the first Business Day of July, 2003 (each such date is referred to herein as an "Installment Payment Date"), there shall be due and payable semi-annual installment payments (each, an "Installment Payment") consisting of all accrued interest on the outstanding principal balance of this Note for the Interest Accrual Period (as defined below) immediately preceding such Installment Payment Date;

             (ii) On the first Business Day of January, 2003, in addition to the Installment Payment due on such date under subsection (i) above, there shall be due and payable an amount (the "Initial Bullet Payment") sufficient to reduce the outstanding principal balance of this Note, after application of any prepayments of principal on account of Early Terminations (as defined below) theretofor consummated pursuant to
     Section 5 below, to an amount equal to fifty percent (50%) of the original principal balance of this Note; and

            (iii) On November 1, 2003 (the "Maturity Date"), there shall be due and payable (A) the entire unpaid

Exhibit A-3
FORM OF DEFINITIVE NOTE

     principal balance under this Note; plus (B) all accrued and unpaid interest on this Note for the Interest Accrual Period immediately preceding the Maturity Date (collectively, the sums described in clauses (A) and (B) hereof are referred to as the "Final Bullet Payment"); plus (C) all other sums evidenced by this Note.

          (b) Deposits Due under the Notes. In addition to the payments due under Section 1(a), Issuer shall make the following deposits with respect to all the Notes (as hereinafter defined):

              (i) On each Installment Payment Date up to and including the first Business Day of January, 2003, a deposit (each, a "Sinking Fund Payment") in an amount equal to the aggregate Unit Sinking Fund Payments as described on Schedule 1 attached hereto for all Units (as defined below) minus two (2) times the Unit Sinking Fund Payments for those Units as to which an Early Termination shall have been consummated prior to such Installment Payment Date; each Sinking Fund Payment shall be deposited into the Sinking Fund Account established pursuant to
     Section 9.2(b) of the Indenture (as defined below);

             (ii) On each and every Installment Payment Date and on the Maturity Date, a deposit (the "Indenture Expense Deposit") in an amount equal to TWENTY FIVE THOUSAND DOLLARS ($25,000.00) to be deposited into the Administrative Expenses Account pursuant to Section 9.6(b) of the Indenture; and

            (iii) On the first Business Day of January, 2003, a deposit (each such deposit and any deposit made pursuant to Section 5(a)(ii) below being referred to herein as a "Equity Collection Account Deposit") into the Equity Collection Account (as defined in the Indenture) in accordance with the Indenture and the Deposit Accounts Security Agreements (as defined below) in an amount equal to the difference between (A) the sum of the Special Sinker Rent and the Purchase Price (each as defined in the Leases described below) payable to either CRC-I or CRC-II (each as defined below) for all Units as to which Foodmaker (as defined below) has exercised the Year Nine Option (as defined in the Leases) and for all Year Nine Units (as so defined) and (B) the amount of the aggregated Initial Bullet Payments made on the Notes.

          (c) Interest Method. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and the actual number of days elapsed.

          (d) Time for Payments. All payments due hereunder must be paid by 10:00 a.m. New York Time.


                              Exhibit A-3, Page 2

Exhibit A-3
FORM OF DEFINITIVE NOTE

          (e) Business Day. As used herein, "Business Day" shall mean a day other than a Saturday, Sunday, or a day on which Banks in New York, New York or the city where the Corporate Trust Office of the Trustee is located, are authorized or obligated to close their regular banking business.

          (f) Interest Accrual Period. As used herein, "Interest Accrual Period" shall mean (i) for the period from July 1, 1994 through June 30, 2003, the six (6) month period commencing on the first day of each January and July to and including the last day of the following June and December, respectively, and (ii) a final period from July 1, 2003, through but not including the Maturity Date.

          (g) No Credits for Deposits. Issuer shall receive no credit against any sums of interest and principal due under this Note for any Sinking Fund Payment or Indenture Expense Deposit paid pursuant to this
Section 1 and Section 5 below (except to the extent Sinking Fund Payments are applied to the Initial Bullet Payment in accordance with the provisions of
Section 9.2(b) of the Indenture) or for any sums deposited in the Equity Collection Account pursuant to this Section 1 and Section 5 below unless and until such sums are applied to the obligations due hereunder in accordance with the terms of the Deposit Accounts Security Agreements and the Indenture. Payments received by the Trustee (as hereinafter defined) from Foodmaker, Inc., a Delaware corporation ("Foodmaker") under the Master Lease, dated as of December 15, 1993 between Foodmaker and CRC-I Limited Partnership, a Massachusetts limited partnership ("CRC-I") or under the Master Lease, dated as of December 15, 1993, between Foodmaker and CRC-II Limited Partnership, a Massachusetts limited partnership ("CRC-II;" CRC-I and CRC-II, together, the "Borrowers") (such Master Leases being collectively referred to herein as the "Leases") on account of Basic Rent, Special Rent, Special Sinker Rent and Purchase Price (as those terms are defined in the Leases) and/or received from CRC-I and CRC-II pursuant to the CRC Notes (as defined in the Indenture) shall be applied to this Note in accordance with the terms of the Indenture and shall satisfy Issuer's payment obligations under this Note to the extent of such payments so applied.

          2. This Note Issued under the Indenture. This Note is one of a duly authorized issue of Notes of the Issuer designated as its Series B 9.75% Senior Secured Notes due November 1, 2003 (herein called the "Notes"), issued and to be issued under that certain Indenture, dated as of December 15, 1993 (herein, together with all amendments and supplements thereto, called the "Indenture"), between the Issuer, CRC-I, CRC-II and State Street Bank and Trust Company, in its capacity as trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Issuer, CRC-I, CRC-II, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be,


                              Exhibit A-3, Page 3

Exhibit A-3
FORM OF DEFINITIVE NOTE

authenticated and delivered and this reference incorporates the Indenture herein, and by acceptance hereof, the Holder of this Note assents to all of the terms and conditions of the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are obligations of the Issuer, guaranteed by the Borrowers, limited to, together with all other 9.75% Senior Secured Notes issued under the Indenture, $70,000,000 in aggregate principal amount. Capitalized terms used in this Note that are not defined herein shall have the meanings assigned to them in the Indenture.

          All payments of principal and interest and other sums due on the Notes shall be allocated on a pro rata basis among such Notes, without preference or priority of any kind, and shall be made in accordance with the priority of distributions set forth in the Indenture.

          The principal of and premium (if any) and interest on this Note (except defaulted interest) are payable to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the last day (whether or not a Business Day) of the month preceding the month in which the applicable Payment Date occurs (with respect to such Payment Date, the "Regular Record Date"), notwithstanding any subsequent transfers between such Regular Record Date and such Payment Date. Payment of principal of and premium (if any) and interest on this Note shall be made in accordance with the Indenture.

          3. Interest Upon Default. Notwithstanding anything to the contrary set forth herein, Issuer shall pay to the Holder of this Note as of a special record date, interest at a rate per annum (the "Overdue Rate") equal to the Interest Rate plus three percent (3%) per annum, but in no event greater than the maximum rate of interest permitted to be contracted for under the laws of the State of New York, with respect to (A) all overdue Installment Payments, Sinking Fund Payments, Indenture Expense Deposits, the Initial Bullet Payment and all Equity Collection Account Deposits, each from the due date thereof until paid in full, (B) the Final Bullet Payment and the final Indenture Expense Deposit due on the Maturity Date, from the Maturity Date until paid in full, (C) the entire outstanding principal balance of the Note and all accrued and unpaid interest upon acceleration of this Note under
Section 7 below, from the date of such acceleration until paid in full,
(D) all unpaid Prepayment Premiums (as defined below) payable due to an Early Termination hereunder, from the date of such Early Termination until paid in full, and (E) all other overdue amounts payable hereunder, from the date such amounts became due until paid in full. The Issuer shall fix any such special record date and payment date. At least 15 days before any such special record date, the Issuer shall mail to Holders of the Notes a notice that states the record date, payment date and amount of such interest to be paid. The Overdue Rate shall be in lieu of any other interest rate


                              Exhibit A-3, Page 4

Exhibit A-3
FORM OF DEFINITIVE NOTE

otherwise applicable and shall commence without notice and shall be payable upon demand.

          4. Limitation on Interest. Anything herein to the contrary notwithstanding, the amount of interest payable or paid on this Note shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States and the State of New York, that could lawfully be contracted for, charged, or received. In the event any payment of interest is made in violation of this provision, the parties hereto stipulate, that such excess amount shall be deemed to have been paid as a result of an error on the part of Issuer, and if the Trustee receives such excess payment on behalf of the Holders of the Notes, the Trustee shall promptly, upon discovery of such error or upon notice thereof from Issuer, apply the excess to the payment of principal of this Note, if any, remaining unpaid. In addition, all sums, which must be treated as interest, paid or agreed to be paid to Trustee on behalf of the Holders of the Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the Note.

          5.   Early Termination.

          (a) Terminated Units. In the event that Foodmaker shall, pursuant to the terms of Article 37 of the Leases, elect to effect an Early Termination (as defined in the Leases) of any Unit (as defined in the CRC
Note) at any time on or after the first Business Day of January, 1999, or exercises its Year Nine Option or makes the Year Nine Offer (as defined in the Leases) as to one or more Units (any such Unit being referred to herein as a "Terminated Unit"), Issuer shall notify the Trustee immediately upon receipt of notice of such Early Termination election, exercise of the Year Nine Option or making of the Year Nine Offer, from CRC-I, CRC-II or Foodmaker and shall prepay the Notes on the applicable Eligible Termination Date (as defined in the CRC Notes) by (i) paying to the Holders of the Notes an Early Termination Payment, as defined below, for such Terminated Unit, and
(ii) depositing into the Equity Collection Account in accordance with the Deposit Accounts Security Agreements and the Indenture the difference between
(A) the sum of the Special Sinker Rent, if any, and the Purchase Price (as defined in the Leases) for such Terminated Unit, and (B) the Early Termination Payment paid for such Terminated Unit.

          (b) Early Termination Payment. For each such Terminated Unit, the "Early Termination Payment" shall be equal to (i) the Allocated Principal Balance (as defined below) for such Terminated Unit, plus (ii) a premium (the "Prepayment Premium") equal to such Allocated Principal Balance multiplied by the percentage set forth in the table below for the applicable period during which such Early Termination or Purchase pursuant to the Year Nine Option or Year Nine Offer occurs:


                              Exhibit A-3, Page 5

Exhibit A-3
FORM OF DEFINITIVE NOTE

            Prepayment Date

           (Dates Inclusive)                         Percentage:

January 1, 1999 through December 31, 1999               5.00%

January 1, 2000 through December 31, 2000               3.75%

January 1, 2001 through December 31, 2001               2.50%

January 1, 2002 through December 31, 2002               1.25%

January 1, 2003 through November 1, 2003                  0%


          (c) Allocated Principal Balance. For purposes of this Section 5, the "Allocated Principal Balance" of a Terminated Unit shall be equal to the amount so allocated to such Terminated Unit on Schedule 1 attached hereto.

          (d) Application to Principal Balance. Any prepayment resulting from an Early Termination made by Issuer pursuant to this Section 5 shall reduce the outstanding principal balance of this Note by an amount equal to the Allocated Principal Balance.

          (e) Costs Incurred in Reliance Upon Early Termination Notice. Issuer understands that Holder may incur costs, expenses and commitments, suffer losses, and/or make payments in reliance upon Holder's receipt of a written notice of an Early Termination. If all conditions for such Early Termination as specified in the applicable CRC Lease, the CRC Notes and the Indenture are not satisfied on or prior to the date as specified in such notice and as required hereunder, then, upon demand by Holder, Issuer shall pay or reimburse Holder for all such costs, expenses, losses and payments.

          6.   Default Prepayment; Concerning the Prepayment Premium.

          (a)  Prohibited Prepayments.  Issuer further agrees that should:
(i) any Event of Default occur, and (ii) the maturity hereof be accelerated, then a tender of payment by Issuer, or by any entity related to, or affiliated with, Issuer or by anyone on behalf of Issuer, of the amount necessary to satisfy all or any sums due under the Mortgage Note Documents (including, without limitation, any sums due on any judgment rendered in any foreclosure action) made at any time prior to, during, or after, a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the Trust Estate (as defined in the Indenture), shall constitute an evasion of the payment terms hereof and shall be deemed to be a prohibited prepayment hereunder.


                              Exhibit A-3, Page 6

Exhibit A-3
FORM OF DEFINITIVE NOTE

          (b) Prepayment Premium. Issuer acknowledges that the Holder of this Note has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties; therefore, the tender of any prohibited prepayment, shall, to the extent not prohibited by law, include a prepayment premium equal to (i) an amount equal to ten percent (10%) of the outstanding principal balance hereof immediately prior to such prohibited prepayment if such prohibited prepayment occurs prior to January 1, 1999, or (ii) an amount equal to such outstanding principal balance multiplied by the percentage specified in the table set forth below if such prohibited prepayment occurs during the periods specified below:

            Prepayment Date

           (Dates Inclusive)                         Percentage:

January 1, 1999 through December 31, 1999               5.00%

January 1, 2000 through December 31, 2000               3.75%

January 1, 2001 through December 31, 2001               2.50%

January 1, 2002 through December 31, 2002               1.25%

January 1, 2003 through November 1, 2003                  0%


          Nothing herein contained shall constitute an agreement on the part of the Holder of this Note to accept any prepayment, other than as expressly provided in Section 5 of this Note.

          (c) Reasonable Compensation. Issuer agrees that such prepayment premium represents the reasonable estimate of the Holder of this Note and Issuer of a fair average compensation for the loss that may be sustained by the Holder of this Note due to the prepayment of the indebtedness evidenced by this Note. Such prepayment premium shall be paid without prejudice to the right of the Holder of this Note to collect any other amounts provided to be paid under the Indenture. The Trustee shall be entitled to bid all or a portion of such prepayment premium payable hereunder at any foreclosure sale of the Trust Estate.

          (d) Adequate Consideration. Issuer acknowledges that its agreement to the prepayment provisions provided for herein is a material inducement to the agreement of the Holder of this Note to purchase this Note, that its agreement is supported by adequate consideration, and that Holder would not agree to purchase this Note without Issuer's agreement to pay the prepayment premiums provided herein. Issuer and the Holder of this Note intend that the terms of Sections 5 and 6 be held enforceable to the extent not prohibited by law. Without limiting the generality hereof, in the event that a court of


                              Exhibit A-3, Page 7

Exhibit A-3
FORM OF DEFINITIVE NOTE

competent jurisdiction should determine that one or more of the terms of Sections 5 or 6 are overbroad, and in consequence thereof, void, then Issuer and the Holder of this Note intend that the terms of such Sections be construed so that the void provisions herein be read to the broadest extent possible without being construed as void.

Name of person initialing:  Charles Duddles, Initials:___
                            President

          7. Event of Default; Acceleration. The following constitute, in summary form, Events of Default under the Indenture: (a) failure to pay principal of or interest on the Notes or to make any deposit required to be made to the Sinking Fund Account or the Administrative Expenses Account, when due; (b) a material misrepresentation which remains uncured 30 days after notice thereof, with a reasonable and necessary extension during diligent pursuit of a cure for those misrepresentations which by their nature cannot be cured within 30 days; (c) bankruptcy events with respect to the Issuer, CRC-I, CRC-II, Foodmaker or any General Partner which are not dismissed within the applicable cure periods; (d) the occurrence and continuance of any CRC Lease Event of Default or Mortgage Event of Default; and (e) other customary defaults. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

          If an Event of Default occurs and is continuing, the Majority Noteholders may declare an acceleration of maturity of the Notes or, in some circumstances described in the Indenture, the Notes shall be accelerated without any action on the part of the Majority Noteholders, and the Majority Noteholders may direct the Trustee to exercise any remedies available under the Indenture with respect thereto including, without limitation, the sale of all or any portion of the Trust Estate. So long as an Event of Default has occurred and is continuing and no declaration of acceleration has occurred, the Trustee shall retain the Trust Estate intact and permit payments of principal of and premium (if any) and interest on the Notes to be made in accordance with the terms of the Indenture. Any such election may be rescinded by the Majority Noteholders in accordance with the terms of the Indenture.

          The remedies of the Holder hereof or of the Trustee as provided herein, or in the Indenture, shall be cumulative and concurrent. No failure on the part of Holder or of the Trustee in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder. Noteholders may not enforce the Indenture on the Notes except as provided in the Indenture. The Trustee may


                              Exhibit A-3, Page 8

Exhibit A-3
FORM OF DEFINITIVE NOTE

require reasonable indemnity before it enforces the Indenture or the Notes.

          8. Transfer of this Note. This Note may not be sold or transferred (including, without limitation, by pledge or hypothecation) unless, prior to any sale or other transfer of this Note the Noteholder delivers to the Note Registrar and the Issuer such certifications, legal opinions or other information required thereby, by the Indenture, or pursuant to the terms of this Note.

          Subject to the preceding paragraph and subject to certain further limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register, upon surrender of this Note for registration of transfer or exchange, and any documents required to be presented in connection with such registration or exchange as provided in Section 2.6 of the Indenture, at the agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Issuer and Trustee, duly executed by the Holder hereof or its attorney, duly authorized in writing. Thereupon, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Notes in any authorized denominations and in the same aggregate initial principal amount to the designated transferee or transferees.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered (i) on any Regular Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, whether or not this Note be overdue, as the owner hereof, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Notes are issuable only in registered form in minimum denominations of $50,000 and integral multiples of $50,000. Subject to the restrictions on transfer set forth in the Indenture, the Notes are exchangeable for a like aggregate initial principal amount of notes of different authorized denominations, as requested by the Noteholder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          The Note Registrar shall not be required to register any transfer or effect any exchange of any Note fifteen (15) days prior to a Payment Date.



                              Exhibit A-3, Page 9

Exhibit A-3
FORM OF DEFINITIVE NOTE

          9. Modifications; Consents; Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Majority Noteholders to waive compliance by the Issuer with certain provisions of the Indenture and certain past Events of Default under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor, whether or not notation of such consent or waiver is made upon this Note. Without the consent of all the Holders of each Outstanding Note no supplemental indenture may, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, reduce or increase the principal amount thereof or the rate of interest thereon or the rights of the Noteholders to the benefit of any provisions relating to the redemption of the Notes, change the provisions of the Indenture relating to the application of proceeds of the Trust Estate to the payment of principal or interest on the Notes, or change any place where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof, (ii) change the percentage in Aggregate Outstanding Amount of Notes, the consent of the Holders of which is required for the execution of any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided in the Indenture, (iii) impair or adversely affect or release any part of the Trust Estate except as otherwise permitted in the Indenture, (iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the trust estate or terminate the lien of the Indenture on any property at any time subject thereto or deprive any Noteholder of any security afforded by the lien of the Indenture, (v) change the percentage of the Aggregate Outstanding Amount, the consent of the Holders of Notes of which is required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Article Five of the Indenture,
(vi) modify any of the provisions of the Indenture with respect to Sections 5.15, 7.18, 8.1 or 11.14 thereof, (vii) modify the proviso to the definition of the term "Outstanding" in the Indenture or modify the terms "Holder" and "Noteholder," (viii) modify any of the provisions of the Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note, on any Payment Date (including the calculation of any of the individual components of such calculation), or (ix) cause the rating of the Notes to be downgraded by the Rating Agencies.


                             Exhibit A-3, Page 10

Exhibit A-3
FORM OF DEFINITIVE NOTE

          The Indenture also provides that the Issuer and the Trustee may amend or supplement the Indenture or the Notes without the consent of or notice to the Holders of Notes to, among other things, (i) provide for the issuance of the New Notes to be exchanged for Old Notes pursuant to a Registered Exchange Offer (as defined in the Registration Rights Agreement,
(ii) cure any ambiguity, defect or inconsistency, (iii) make any change that does not materially and adversely affect the legal or other rights of any Holder of Notes, (iv) evidence and provide for the acceptance of appointment thereunder by a successor Trustee, or (v) comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939, and the rules and regulations promulgated thereunder. The Indenture further provides that the provision regarding the withdrawal of funds from the Sinking Fund Account shall not be amended or supplemented without the prior written consent of Foodmaker.

          10. Waiver by Maker. Issuer, and all endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration (except to the extent otherwise required by applicable law or expressly required by any Mortgage Note Document) and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of Issuer or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by the Holder of this Note.

          11. Governing Law. This Note is to be construed and enforced in all respects in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any legal action or proceeding with respect to this Note may be instituted in the courts of the State of New York, the United States District Court for the Southern District of New York, or elsewhere, as the Majority Noteholders or Trustee may elect, and by execution and delivery of this Note, Issuer irrevocably and unconditionally submits to the jurisdiction of each such court, and irrevocably and unconditionally waives (i) any objection it may now or hereafter have to the laying of venue in any of such courts, (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum, and (iii) any right, entitlement or privilege which Issuer or its property might otherwise have not to be subject to such actions or proceedings by reason of sovereign immunity or otherwise. Issuer agrees that so long as Issuer shall be obligated to the Holder of this Note or the Trustee under any mortgage note document, Issuer shall maintain duly appointed agents satisfactory to the Majority Noteholders and the trustee for the service of process in New York and shall keep the Holder of this Note and the Trustee advised in writing of the identification and location of such agents. The failure of such agents to give


                             Exhibit A-3, Page 11

Exhibit A-3
FORM OF DEFINITIVE NOTE

notice to issuer of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

          12.  Non-recourse.

          (a) Subject to the provisions of this Section 12, the Holder of this Note shall neither seek nor obtain judgment against Issuer or its officers, directors, shareholders or employees for payment of principal or interest or other sums under this Note, and the sole recourse of the Holder of this Note against Issuer for any default in the payment of such principal or interest or other sums shall be limited to the Trust Estate.

          (b) The limitation on recourse set forth in this Section 12 shall be deemed void as against the Issuer and shall have no force or effect as against the Issuer if Issuer should attempt to materially delay any foreclosure by the Trustee against the Trust Estate or if Issuer should claim that any Note or the Indenture is invalid or unenforceable to an extent that would preclude any such foreclosure.

          (c) The limitation on recourse set forth in this Section 12 shall not prejudice the rights of the Holder of this Note to:

              (i) Name Issuer as a party defendant in any action or proceeding subject to the limitations of this Section 12;

             (ii) Exercise remedies such as foreclosure against or sale of any of the Trust Estate, or obtaining the appointment of a receiver, or enforcement of the Assignment of Leases (as defined in the CRC Mortgages); and

            (iii) Collect or recover all Rents, Profits and Proceeds and all Insurance and Condemnation Proceeds (in each case as defined in the CRC Mortgages).

          (d) The limitation on recourse set forth in this Section 12 does not affect the rights of the Trustee or any Noteholder to recover any expenses, damages or costs, including attorneys' fees (including the allocated costs for services of in-house counsel), which the Trustee or any Noteholder may incur because of Issuer's fraud, willful misrepresentation, waste, misappropriation of Rents, Profits and Proceeds or intentional damage of or to any of the Trust Estate.

          (e) Nothing contained in this Section 12 shall limit in any way any liability or obligations of Foodmaker under the Leases or of CRC-I or CRC-II under the Guaranties dated as of December 15, 1993, executed by CRC-I and CRC-II guarantying Issuer's obligations under the Notes.


                             Exhibit A-3, Page 12

Exhibit A-3
FORM OF DEFINITIVE NOTE

          (f) Nothing contained in this Section 12 shall limit in any way any liability or obligations of CRC-I, CRC-II or Foodmaker under Section 1.09 or 1.18 of the Mortgages; provided, however, that no partner in CRC-I or CRC-II shall have personal liability for the repayment of the indebtedness evidenced by the CRC Notes.

          (g) Nothing contained in this Section 12 shall impair the validity of any Note or the Indenture or any lien or security interest which it may create or perfect.

          13. Absolute and Unconditional Obligation. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, place and rate, and manner prescribed herein and in the Indenture.

          14. Certificate of Authentication Required. Unless the certificate of authentication of this instrument has been manually executed by the Trustee under the Indenture, this Note shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

          15. Payments from Accounts. Payments made from the Collection Account, the Sinking Fund Account and the Equity Collection Account established pursuant to the Indenture shall be applied to the Notes in accordance with the Indenture.

          16. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN CO = tenant in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian, and U/G/M/A = Uniform Gifts to Minors Act.

          Foodmaker shall furnish without charge to any Noteholder, upon the written or oral request of such person, a copy of the Indenture. Requests may be made to:

               Foodmaker, Inc.
               Attn:  Corporate Communications
               9330 Balboa Avenue
               San Diego, California 92123
               (619) 571-2121


                             Exhibit A-3, Page 13

Exhibit A-3
FORM OF DEFINITIVE NOTE

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                            FM 1993A CORP.,
                            a Delaware corporation,



                            By:__________________________________
                               Name:   Charles W. Duddles
                               Title:  President



                            CRC-I LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-I Corp., General Partner



                            By:__________________________________
                               Name:   Charles W. Duddles
                               Title:  President



                            CRC-II LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-II Corp., General Partner



                            By:__________________________________
                               Name:   Charles W. Duddles
                               Title:  President


                             Exhibit A-3, Page 14

Exhibit A-3
FORM OF DEFINITIVE NOTE

               TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is one of the Notes described in the within-mentioned
Indenture.

                            STATE STREET BANK AND TRUST COMPANY,
                            as Trustee



                            By:__________________________________
                               Authorized Signatory


DATED:  ____________, 199__



                             Exhibit A-3, Page 15

Exhibit A-3
FORM OF DEFINITIVE NOTE

                          ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned hereby assign(s) and transfer(s) unto

               _______________________________________
               (PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE)

___________________________________________________________________________

___________________________________________________________________________
(Print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, and hereby irrevocably appoints __________________________ attorney-in-fact, with full power of substitution, to transfer said Note on the books of the Issuer.


Dated: ___________


                     Signature:_______________________________________________
                               NOTICE:  The name on this assignment must
                                        correspond with the name as written
                                        upon the first page of the written
                                        instrument in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.




Signature Guarantee:_______________________









                             Exhibit A-3, Page 16

                                 Exhibit A-4

                             FORM OF GLOBAL NOTE

                                FM 1993A CORP.

                      SERIES B 9.75% SENIOR SECURED NOTES

                              DUE NOVEMBER 1, 2003


No. _________________   CUSIP:  302506 AC 4

$____________________

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          FM 1993A Corp., a Delaware corporation (together with its permitted successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of _________________ DOLLARS ($_____________), with interest thereon at the rate of Nine and 75/100th percent (9.75%) per annum (the "Interest Rate") unless otherwise specified below, in lawful money of the United States of America, on the terms provided below.

          1.   Payments and Deposits.

          (a) Payments Due under this Note. Payments under this promissory note (this "Note") shall be made as follows:

              (i) Commencing on the first Business Day (as defined below) of January, 1995, and on the first Business Day of each and every January and July thereafter, to and including, the first Business Day of July, 2003 (each such date is referred to herein as an "Installment Payment Date"), there shall be due and payable semi-annual


                              Exhibit A-4, Page 1

Exhibit A-4
FORM OF GLOBAL NOTE

     installment payments (each, an "Installment Payment") consisting of all accrued interest on the outstanding principal balance of this Note for the Interest Accrual Period (as defined below) immediately preceding such Installment Payment Date;

             (ii) On the first Business Day of January, 2003, in addition to the Installment Payment due on such date under subsection (i) above, there shall be due and payable an amount (the "Initial Bullet Payment") sufficient to reduce the outstanding principal balance of this Note, after application of any prepayments of principal on account of Early Terminations (as defined below) theretofor consummated pursuant to
     Section 5 below, to an amount equal to fifty percent (50%) of the original principal balance of this Note; and

            (iii) On November 1, 2003 (the "Maturity Date"), there shall be due and payable (A) the entire unpaid principal balance under this Note; plus (B) all accrued and unpaid interest on this Note for the Interest Accrual Period immediately preceding the Maturity Date (collectively, the sums described in clauses (A) and (B) hereof are referred to as the "Final Bullet Payment"); plus (C) all other sums evidenced by this Note.

          (b) Deposits Due under the Notes. In addition to the payments due under Section 1(a), Issuer shall make the following deposits with respect to all the Notes (as hereinafter defined):

              (i) On each Installment Payment Date up to and including the first Business Day of January, 2003, a deposit (each, a "Sinking Fund Payment") in an amount equal to the aggregate Unit Sinking Fund Payments as described on Schedule 1 attached hereto for all Units (as defined below) minus two (2) times the Unit Sinking Fund Payments for those Units as to which an Early Termination shall have been consummated prior to such Installment Payment Date; each Sinking Fund Payment shall be deposited into the Sinking Fund Account established pursuant to
     Section 9.2(b) of the Indenture (as defined below);

             (ii) On each and every Installment Payment Date and on the Maturity Date, a deposit (the "Indenture Expense Deposit") in an amount equal to TWENTY FIVE THOUSAND DOLLARS ($25,000.00) to be deposited into the Administrative Expenses Account pursuant to Section 9.6(b) of the Indenture; and

            (iii) On the first Business Day of January, 2003, a deposit (each such deposit and any deposit made pursuant to Section 5(a)(ii) below being referred to herein as a "Equity Collection Account Deposit") into the Equity Collection Account (as defined in the Indenture) in accordance with the


                              Exhibit A-4, Page 2

Exhibit A-4
FORM OF GLOBAL NOTE

     Indenture and the Deposit Accounts Security Agreements (as defined below) in an amount equal to the difference between (A) the sum of the Special Sinker Rent and the Purchase Price (each as defined in the Leases described below) payable to either CRC-I or CRC-II (each as defined below) for all Units as to which Foodmaker (as defined below) has exercised the Year Nine Option (as defined in the Leases) and for all Year Nine Units (as so defined) and (B) the amount of the aggregated Initial Bullet Payments made on the Notes.

          (c) Interest Method. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months, and the actual number of days elapsed.

          (d) Time for Payments. All payments due hereunder must be paid by 10:00 a.m. New York Time.

          (e) Business Day. As used herein, "Business Day" shall mean a day other than a Saturday, Sunday, or a day on which Banks in New York, New York or the city where the Corporate Trust Office of the Trustee is located, are authorized or obligated to close their regular banking business.

          (f) Interest Accrual Period. As used herein, "Interest Accrual Period" shall mean (i) for the period from July 1, 1994 through June 30, 2003, the six (6) month period commencing on the first day of each January and July to and including the last day of the following June and December, respectively, and (ii) a final period from July 1, 2003, through but not including the Maturity Date.

          (g) No Credits for Deposits. Issuer shall receive no credit against any sums of interest and principal due under this Note for any Sinking Fund Payment or Indenture Expense Deposit paid pursuant to this
Section 1 and Section 5 below (except to the extent Sinking Fund Payments are applied to the Initial Bullet Payment in accordance with the provisions of
Section 9.2(b) of the Indenture) or for any sums deposited in the Equity Collection Account pursuant to this Section 1 and Section 5 below unless and until such sums are applied to the obligations due hereunder in accordance with the terms of the Deposit Accounts Security Agreements and the Indenture. Payments received by the Trustee (as hereinafter defined) from Foodmaker, Inc., a Delaware corporation ("Foodmaker") under the Master Lease, dated as of December 15, 1993 between Foodmaker and CRC-I Limited Partnership, a Massachusetts limited partnership ("CRC-I") or under the Master Lease, dated as of December 15, 1993, between Foodmaker and CRC-II Limited Partnership, a Massachusetts limited partnership ("CRC-II;" CRC-I and CRC-II, together, the "Borrowers") (such Master Leases being collectively referred to herein as the "Leases") on account of Basic Rent, Special Rent, Special Sinker Rent and Purchase Price (as those


                              Exhibit A-4, Page 3

Exhibit A-4
FORM OF GLOBAL NOTE

terms are defined in the Leases) and/or received from CRC-I and CRC-II pursuant to the CRC Notes (as defined in the Indenture) shall be applied to this Note in accordance with the terms of the Indenture and shall satisfy Issuer's payment obligations under this Note to the extent of such payments so applied.

          2. Global Form; This Note Issued Under Indenture. This Note is one of a duly authorized issue of Notes of the Issuer designated as its Series B 9.75% Senior Secured Notes due November 1, 2003 (herein called the "Notes"), issued and to be issued under that certain indenture, dated as of December 15, 1993 (herein, together with all amendments and supplements thereto, called the "Indenture"), between the Issuer, CRC-I, CRC-II and State Street Bank and Trust Company, in its capacity as trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee, CRC-I, CRC-II and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered and this reference incorporates the Indenture herein, and by acceptance hereof, the Holder of this Note assents to all of the terms and conditions of the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are obligations of the Issuer, guaranteed by the Borrowers, limited to, together with all other 9.75% Senior Secured Notes issued under the Indenture, $70,000,000 in aggregate principal amount. Capitalized terms used in this Note that are not defined herein shall have the meanings assigned to them in the Indenture.

          The aggregate amount of Outstanding Notes represented by this note in global form may from time to time be reduced or increased to reflect exchanges for Definitive Notes, transfers of interests herein, prepayments hereof on the Schedule of Changes to Principal Amount attached hereto.

          All payments of principal and interest and other sums due on the Notes shall be allocated on a pro rata basis among such Notes, without preference or priority of any kind, and shall be made in accordance with the priority of distributions set forth in the Indenture.

          The principal of and premium (if any) and interest on this Note (except defaulted interest) are payable to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the last day (whether or not a Business Day) of the month preceding the month in which the applicable Payment Date occurs (with respect to such Payment Date, the "Regular Record Date"), notwithstanding any subsequent transfers between such Regular Record Date and such Payment Date. Payment of principal of and premium (if any) and interest on this Note shall be made in accordance with the Indenture.


                              Exhibit A-4, Page 4

Exhibit A-4
FORM OF GLOBAL NOTE

          3. Interest Upon Default. Notwithstanding anything to the contrary set forth herein, Issuer shall pay to the Holder of this Note as of a special record date, interest at a rate per annum (the "Overdue Rate") equal to the Interest Rate plus three percent (3%) per annum, but in no event greater than the maximum rate of interest permitted to be contracted for under the laws of the State of New York, with respect to (A) all overdue Installment Payments, Sinking Fund Payments, Indenture Expense Deposits, the Initial Bullet Payment and all Equity Collection Account Deposits, each from the due date thereof until paid in full, (B) the Final Bullet Payment and the final Indenture Expense Deposit due on the Maturity Date, from the Maturity Date until paid in full, (C) the entire outstanding principal balance of the Note and all accrued and unpaid interest upon acceleration of this Note under
Section 7 below, from the date of such acceleration until paid in full,
(D) all unpaid Prepayment Premiums (as defined below) payable due to an Early Termination hereunder, from the date of such Early Termination until paid in full, and (E) all other overdue amounts payable hereunder, from the date such amounts became due until paid in full. The Issuer shall fix any such special record date and payment date. At least 15 days before any such special record date, the Issuer shall mail to Holders of the Notes a notice that states the record date, payment date and amount of such interest to be paid. The Overdue Rate shall be in lieu of any other interest rate otherwise applicable and shall commence without notice and shall be payable upon demand.

          4. Limitation on Interest. Anything herein to the contrary notwithstanding, the amount of interest payable or paid on this Note shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States and the State of New York, that could lawfully be contracted for, charged, or received. In the event any payment of interest is made in violation of this provision, the parties hereto stipulate, that such excess amount shall be deemed to have been paid as a result of an error on the part of Issuer, and if the Trustee receives such excess payment on behalf of the Holders of the Notes, the Trustee shall promptly, upon discovery of such error or upon notice thereof from Issuer, apply the excess to the payment of principal of this Note, if any, remaining unpaid. In addition, all sums, which must be treated as interest, paid or agreed to be paid to Trustee on behalf of the Holders of the Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the Note.

          5.   Early Termination.

          (a) Terminated Units. In the event that Foodmaker shall, pursuant to the terms of Article 37 of the Leases, elect to effect an Early Termination (as defined in the Leases) of any Unit (as defined in the CRC
Note) at any time on or after the


                              Exhibit A-4, Page 5

Exhibit A-4
FORM OF GLOBAL NOTE

first Business Day of January, 1999, or exercises its Year Nine Option or makes the Year Nine Offer (as defined in the Leases) as to one or more Units (any such Unit being referred to herein as a "Terminated Unit"), Issuer shall notify the Trustee immediately upon receipt of notice of such Early Termination election, exercise of the Year Nine Option or making of the Year Nine Offer, from CRC-I, CRC-II or Foodmaker and shall prepay the Notes on the applicable Eligible Termination Date (as defined in the CRC Notes) by (i) paying to the Holders of the Notes an Early Termination Payment, as defined below, for such Terminated Unit, and (ii) depositing into the Equity Collection Account in accordance with the Deposit Accounts Security Agreements and the Indenture the difference between (A) the sum of the Special Sinker Rent, if any, and the Purchase Price (as defined in the Leases) for such Terminated Unit, and (B) the Early Termination Payment paid for such Terminated Unit.

          (b) Early Termination Payment. For each such Terminated Unit, the "Early Termination Payment" shall be equal to (i) the Allocated Principal Balance (as defined below) for such Terminated Unit, plus (ii) a premium (the "Prepayment Premium") equal to such Allocated Principal Balance multiplied by the percentage set forth in the table below for the applicable period during which such Early Termination or Purchase pursuant to the Year Nine Option or Year Nine Offer occurs:

            Prepayment Date
           (Dates Inclusive)                          Percentage:
January 1, 1999 through December 31, 1999                5.00%
January 1, 2000 through December 31, 2000                3.75%
January 1, 2001 through December 31, 2001                2.50%
January 1, 2002 through December 31, 2002                1.25%
January 1, 2003 through November 1, 2003                   0%

          (c) Allocated Principal Balance. For purposes of this Section 5, the "Allocated Principal Balance" of a Terminated Unit shall be equal to the amount so allocated to such Terminated Unit on Schedule 1 attached hereto.

          (d) Application to Principal Balance. Any prepayment resulting from an Early Termination made by Issuer pursuant to this Section 5 shall reduce the outstanding principal balance of this Note by an amount equal to the Allocated Principal Balance.

          (e) Costs Incurred in Reliance Upon Early Termination Notice. Issuer understands that Holder may incur costs, expenses and commitments, suffer losses, and/or make payments in reliance upon Holder's receipt of a written notice of an Early Termination. If all conditions for such Early Termination as specified in the applicable CRC Lease, the CRC Notes and the Indenture are not satisfied on or prior to the date as specified in such notice and as required hereunder, then, upon demand by Holder, Issuer shall pay or reimburse Holder for all such costs, expenses, losses and payments.


                              Exhibit A-4, Page 6

Exhibit A-4
FORM OF GLOBAL NOTE

          6.   Default Prepayment; Concerning the Prepayment Premium.

          (a)  Prohibited Prepayments.  Issuer further agrees that should:
(i) any Event of Default occur, and (ii) the maturity hereof be accelerated, then a tender of payment by Issuer, or by any entity related to, or affiliated with, Issuer or by anyone on behalf of Issuer, of the amount necessary to satisfy all or any sums due under the Mortgage Note Documents (including, without limitation, any sums due on any judgment rendered in any foreclosure action) made at any time prior to, during, or after, a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the Trust Estate (as defined in the Indenture), shall constitute an evasion of the payment terms hereof and shall be deemed to be a prohibited prepayment hereunder.

          (b) Prepayment Premium. Issuer acknowledges that the Holder of this Note has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties; therefore, the tender of any prohibited prepayment, shall, to the extent not prohibited by law, include a prepayment premium equal to (i) an amount equal to ten percent (10%) of the outstanding principal balance hereof immediately prior to such prohibited prepayment if such prohibited prepayment occurs prior to January 1, 1999, or (ii) an amount equal to such outstanding principal balance multiplied by the percentage specified in the table set forth below if such prohibited prepayment occurs during the periods specified below:

              Prepayment Date
             (Dates Inclusive)                          Percentage:
January 1, 1999 through December 31, 1999                   5.00%
January 1, 2000 through December 31, 2000                   3.75%
January 1, 2001 through December 31, 2001                   2.50%
January 1, 2002 through December 31, 2002                   1.25%
January 1, 2003 through November 1, 2003                      0%

          Nothing herein contained shall constitute an agreement on the part of the Holder of this Note to accept any prepayment, other than as expressly provided in Section 5 of this Note.

          (c) Reasonable Compensation. Issuer agrees that such prepayment premium represents the reasonable estimate of the Holder of this Note and Issuer of a fair average compensation for the loss that may be sustained by the Holder of this Note due to the prepayment of the indebtedness evidenced by this Note. Such prepayment premium shall be paid without prejudice to the right of the Holder of this Note to collect any other amounts provided to be paid under the Indenture. The Trustee shall be entitled to bid all or a portion of such prepayment premium payable hereunder at any foreclosure sale of the Trust Estate.


                              Exhibit A-4, Page 7

Exhibit A-4
FORM OF GLOBAL NOTE

          (d) Adequate Consideration. Issuer acknowledges that its agreement to the prepayment provisions provided for herein is a material inducement to the agreement of the Holder of this Note to purchase this Note, that its agreement is supported by adequate consideration, and that Holder would not agree to purchase this Note without Issuer's agreement to pay the prepayment premiums provided herein. Issuer and the Holder of this Note intend that the terms of Sections 5 and 6 be held enforceable to the extent not prohibited by law. Without limiting the generality hereof, in the event that a court of competent jurisdiction should determine that one or more of the terms of Sections 5 or 6 are overbroad, and in consequence thereof, void, then Issuer and the Holder of this Note intend that the terms of such Sections be construed so that the void provisions herein be read to the broadest extent possible without being construed as void.

Name of person initialing:  Charles Duddles, Initials:___
                            President

          7. Event of Default; Acceleration. The following constitute, in summary form, Events of Default under the Indenture: (a) failure to pay principal of or interest on the Notes or to make any deposit required to be made to the Sinking Fund Account or the Administrative Expenses Account, when due; (b) a material misrepresentation which remains uncured 30 days after notice thereof, with a reasonable and necessary extension during diligent pursuit of a cure for those misrepresentations which by their nature cannot be cured within 30 days; (c) bankruptcy events with respect to the Issuer, CRC-I, CRC-II, Foodmaker or any General Partner which are not dismissed within the applicable cure periods; (d) the occurrence and continuance of any CRC Lease Event of Default or Mortgage Event of Default; and (e) other customary defaults. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

          If an Event of Default occurs and is continuing, the Majority Noteholders may declare an acceleration of maturity of the Notes or, in some circumstances described in the Indenture, the Notes shall be accelerated without any action on the part of the Majority Noteholders, and the Majority Noteholders may direct the Trustee to exercise any remedies available under the Indenture with respect thereto including, without limitation, the sale of all or any portion of the Trust Estate. So long as an Event of Default has occurred and is continuing and no declaration of acceleration has occurred, the Trustee shall retain the Trust Estate intact and permit payments of principal of and premium (if any) and interest on the Notes to be made in accordance with the terms of the Indenture. Any such election may be rescinded by the Majority Noteholders in accordance with the terms of the Indenture.


                              Exhibit A-4, Page 8

Exhibit A-4
FORM OF GLOBAL NOTE

          The remedies of the Holder hereof or of the Trustee as provided herein, or in the Indenture, shall be cumulative and concurrent. No failure on the part of Holder or of the Trustee in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder. Noteholders may not enforce the Indenture on the Notes except as provided in the Indenture. The Trustee may require reasonable indemnity before it enforces the Indenture or the Notes.

          8. Transfer of this Note. This Note may not be sold or transferred (including, without limitation, by pledge or hypothecation) unless, prior to any sale or other transfer of this Note the Noteholder delivers to the Note Registrar and the Issuer such certifications, legal opinions or other information required thereby, by the Indenture, or pursuant to the terms of this Note.

          Subject to the preceding paragraph and subject to certain further limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register, upon surrender of this Note for registration of transfer or exchange, and any documents required to be presented in connection with such registration or exchange as provided in Section 2.6 of the Indenture, at the agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Issuer and Trustee, duly executed by the Holder hereof or its attorney, duly authorized in writing. Thereupon, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Notes in any authorized denominations and in the same aggregate initial principal amount to the designated transferee or transferees.

          Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered (i) on any Regular Record Date, for purposes of making payments, and (ii) on any other date for any other purpose, whether or not this Note be overdue, as the owner hereof, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Notes are issuable only in registered form in minimum denominations of $50,000 and integral multiples of $50,000. Subject to the restrictions on transfer set forth in the Indenture, the Notes are exchangeable for a like aggregate initial principal amount of notes of different authorized denominations, as requested by the Noteholder surrendering the same.


                              Exhibit A-4, Page 9

Exhibit A-4
FORM OF GLOBAL NOTE

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          The Note Registrar shall not be required to register any transfer or effect any exchange of any Note fifteen (15) days prior to a Payment Date.

          9. Modifications; Consents; Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Majority Noteholders to waive compliance by the Issuer with certain provisions of the Indenture and certain past Events of Default under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor, whether or not notation of such consent or waiver is made upon this Note. Without the consent of all the Holders of each Outstanding Note no supplemental indenture may, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, reduce or increase the principal amount thereof or the rate of interest thereon or the rights of the Noteholders to the benefit of any provisions relating to the redemption of the Notes, change the provisions of the Indenture relating to the application of proceeds of the Trust Estate to the payment of principal or interest on the Notes, or change any place where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof, (ii) change the percentage in Aggregate Outstanding Amount of Notes, the consent of the Holders of which is required for the execution of any supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided in the Indenture, (iii) impair or adversely affect or release any part of the Trust Estate except as otherwise permitted in the Indenture, (iv) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the trust estate or terminate the lien of the Indenture on any property at any time subject thereto or deprive any Noteholder of any security afforded by the lien of the Indenture, (v) change the percentage of the Aggregate Outstanding Amount, the consent of the Holders of Notes of which is required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Article Five of the Indenture,
(vi) modify any of the provisions of the Indenture


                             Exhibit A-4, Page 10

Exhibit A-4
FORM OF GLOBAL NOTE

with respect to Sections 5.15, 7.18, 8.1 or 11.14 thereof, (vii) modify the proviso to the definition of the term "Outstanding" in the Indenture or modify the terms "Holder" and "Noteholder," (viii) modify any of the provisions of the Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note, on any Payment Date (including the calculation of any of the individual components of such calculation), or (ix) cause the rating of the Notes to be downgraded by the Rating Agencies.

          The Indenture also provides that the Issuer and the Trustee may amend or supplement the Indenture or the Notes without the consent of or notice to the Holders of Notes to, among other things, (i) provide for the issuance of the New Notes to be exchanged for Old Notes pursuant to a Registered Exchange Offer (as defined in the Registration Rights Agreement,
(ii) cure any ambiguity, defect or inconsistency, (iii) make any change that does not materially and adversely affect the legal or other rights of any Holder of Notes, (iv) evidence and provide for the acceptance of appointment thereunder by a successor Trustee, or (v) comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act of 1939, and the rules and regulations promulgated thereunder. The Indenture further provides that the provision regarding the withdrawal of funds from the Sinking Fund Account shall not be amended or supplemented without the prior written consent of Foodmaker.

          10. Waiver by Maker. Issuer, and all endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration (except to the extent otherwise required by applicable law or expressly required by any Mortgage Note Document) and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of Issuer or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by the Holder of this Note.

          11. Governing Law. This Note is to be construed and enforced in all respects in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any legal action or proceeding with respect to this Note may be instituted in the courts of the State of New York, the United States District Court for the Southern District of New York, or elsewhere, as the Majority Noteholders or Trustee may elect, and by execution and delivery of this Note, Issuer irrevocably and unconditionally submits to the jurisdiction of each such court, and irrevocably and unconditionally waives (i) any objection it may now or hereafter have to the laying of venue in any of such courts, (ii) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum, and


                             Exhibit A-4, Page 11

Exhibit A-4
FORM OF GLOBAL NOTE

(iii) any right, entitlement or privilege which Issuer or its property might otherwise have not to be subject to such actions or proceedings by reason of sovereign immunity or otherwise. Issuer agrees that so long as Issuer shall be obligated to the Holder of this Note or the Trustee under any mortgage note document, Issuer shall maintain duly appointed agents satisfactory to the Majority Noteholders and the trustee for the service of process in New York and shall keep the Holder of this Note and the Trustee advised in writing of the identification and location of such agents. The failure of such agents to give notice to issuer of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.

          12.  Non-recourse.

          (a) Subject to the provisions of this Section 12, the Holder of this Note shall neither seek nor obtain judgment against Issuer or its officers, directors, shareholders or employees for payment of principal or interest or other sums under this Note, and the sole recourse of the Holder of this Note against Issuer for any default in the payment of such principal or interest or other sums shall be limited to the Trust Estate.

          (b) The limitation on recourse set forth in this Section 12 shall be deemed void as against the Issuer and shall have no force or effect as against the Issuer if Issuer should attempt to materially delay any foreclosure by the Trustee against the Trust Estate or if Issuer should claim that any Note or the Indenture is invalid or unenforceable to an extent that would preclude any such foreclosure.

          (c) The limitation on recourse set forth in this Section 12 shall not prejudice the rights of the Holder of this Note to:

              (i) Name Issuer as a party defendant in any action or proceeding subject to the limitations of this Section 12;

             (ii) Exercise remedies such as foreclosure against or sale of any of the Trust Estate, or obtaining the appointment of a receiver, or enforcement of the Assignment of Leases (as defined in the CRC Mortgages); and

            (iii) Collect or recover all Rents, Profits and Proceeds and all Insurance and Condemnation Proceeds (in each case as defined in the CRC Mortgages).

          (d) The limitation on recourse set forth in this Section 12 does not affect the rights of the Trustee or any Noteholder to recover any expenses, damages or costs, including attorneys' fees (including the allocated costs for services of in-house counsel), which the Trustee or any Noteholder may incur


                             Exhibit A-4, Page 12

Exhibit A-4
FORM OF GLOBAL NOTE

because of Issuer's fraud, willful misrepresentation, waste, misappropriation of Rents, Profits and Proceeds or intentional damage of or to any of the Trust Estate.

          (e) Nothing contained in this Section 12 shall limit in any way any liability or obligations of Foodmaker under the Leases or of CRC-I or CRC-II under the Guaranties dated as of December 15, 1993, executed by CRC-I and CRC-II guarantying Issuer's obligations under the Notes.

          (f) Nothing contained in this Section 12 shall limit in any way any liability or obligations of CRC-I, CRC-II or Foodmaker under Section 1.09 or 1.18 of the Mortgages; provided, however, that no partner in CRC-I or CRC-II shall have personal liability for the repayment of the indebtedness evidenced by the CRC Notes.

          (g) Nothing contained in this Section 12 shall impair the validity of any Note or the Indenture or any lien or security interest which it may create or perfect.

          13. Absolute and Unconditional Obligation. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the times, place and rate, and manner prescribed herein and in the Indenture.

          14. Certificate of Authentication Required. Unless the certificate of authentication of this instrument has been manually executed by the Trustee under the Indenture, this Note shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

          15. Payments from Accounts. Payments made from the Collection Account, the Sinking Fund Account and the Equity Collection Account established pursuant to the Indenture shall be applied to the Notes in accordance with the Indenture.

          16. Abbreviations. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN CO = tenant in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian, and U/G/M/A = Uniform Gifts to Minors Act.


                             Exhibit A-4, Page 13

Exhibit A-4
FORM OF GLOBAL NOTE

          Foodmaker shall furnish without charge to any Noteholder, upon the written or oral request of such person, a copy of the Indenture. Requests may be made to:

               Foodmaker, Inc.
               Attn:  Corporate Communications
               9330 Balboa Avenue
               San Diego, California 92123
               (619) 571-2121

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                            FM 1993A CORP.,
                            a Delaware corporation,



                            By:________________________________
                               Name:   Charles W. Duddles
                               Title:  President



                            CRC-I LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-I Corp., General Partner



                            By:________________________________
                               Name:   Charles W. Duddles
                               Title:  President



                            CRC-II LIMITED PARTNERSHIP,
                            a Massachusetts limited partnership,

                            By:  CRC-II Corp., General Partner



                            By: -------------------------------
                               Name:   Charles W. Duddles
                               Title:  President


                             Exhibit A-4, Page 14

Exhibit A-4
FORM OF GLOBAL NOTE

               TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes described in the within-mentioned
Indenture.

                            STATE STREET BANK AND TRUST COMPANY,
                            as Trustee



                            By:________________________________
                               Authorized Signatory


DATED:  ____________, 199__


                             Exhibit A-4, Page 15

Exhibit A-4
FORM OF GLOBAL NOTE

                     ASSIGNMENT FORM


          FOR VALUE RECEIVED, the undersigned hereby assign(s) and transfer(s) unto

               _______________________________________
               (PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE)

___________________________________________________________________________

___________________________________________________________________________
(Print or typewrite name and address including postal zip code of assignee)

the within Note and all rights thereunder, and hereby irrevocably appoints __________________________ attorney-in-fact, with full power of substitution, to transfer said Note on the books of the Issuer.

Dated: ___________


                     Signature:_______________________________________________
                               NOTICE: The name on this assignment must
                                        correspond with the name as written
                                        upon the first page of the written
                                        instrument in every particular,
                                        without alteration or enlargement, or
                                        any change whatever.




Signature Guarantee:_______________________



                             Exhibit A-4, Page 16

Exhibit A-4
FORM OF GLOBAL NOTE

                 SCHEDULE OF CHANGES TO PRINCIPAL AMOUNT


                             Exhibit A-4, Page 17